UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22037

Stone Harbor Investment Funds
(Exact name of registrant as specified in charter)

c/o Stone Harbor Investment Partners LP
31 West 52nd Street, 16th Floor
New York, NY 10019
(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.
c/o Stone Harbor Investment Partners LP
31 West 52nd Street, 16th Floor
New York, NY 10019
 (Name and address of agent for service)

With copies to:

Michael G. Doherty, Esq.
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: May 31

Date of reporting period: February 29, 2016

Item 1. Schedule of Investments.

Stone Harbor Emerging Markets Debt Fund	Statement of Investments

February 29, 2016 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value Expressed (in U.S. $)

SOVEREIGN DEBT OBLIGATIONS - 65.61%
Angola - 1.68%
Republic of Angola:
	USD	7.000%	08/16/2019	5,124,875	$4,945,504	(1)
	USD	9.500%	11/12/2025	3,678,000	3,167,678	(1)
	USD	9.500%	11/12/2025	20,321,000	17,501,461	(2)
					25,614,643

Argentina - 3.70%
Republic of Argentina:
	EUR	0.000%	11/26/2003	137,000	178,843	(3)
	EUR	0.000%	03/18/2004	45,000	58,744	(3)
	EUR	0.000%	07/01/2004	726,000	947,735	(3)
	EUR	0.000%	01/07/2005	164,000	214,089	(3)
	EUR	0.000%	01/26/2007	78,000	101,823	(3)
	EUR	0.000%	02/26/2008	40,000	52,217	(3)
	USD	0.000%	12/19/2008	205,000	338,250	(3)
	USD	0.000%	04/07/2009	16,000	26,400	(3)
	EUR	0.000%	05/26/2009	31,000	40,468	(3)
	EUR	0.000%	10/30/2009	83,000	55,399	(3)
	USD	11.375%	01/30/2017	31,000	51,150	(3)
	EUR	0.000%	03/31/2023	720,000	520,620	(3)(4)
	EUR	5.870%	03/31/2023	11,180,000	8,084,067	(3)
	USD	0.000%	03/31/2023	310,000	403,000	(3)(4)
	USD	6.000%	03/31/2023	8,156,000	10,602,800	(3)
	EUR	7.820%	12/31/2033	7,457,056	8,892,958	(3)
	EUR	7.820%	12/31/2033	10,857,458	12,948,128	(3)
	USD	8.280%	12/31/2033	2,481,607	2,878,664	(3)
	EUR	0.000%	12/15/2035	44,194,483	5,168,276
	USD	0.000%	12/15/2035	2,922,000	341,143	(4)
	USD	0.000%	12/15/2035	16,590,841	1,936,981
	EUR	2.260%	12/31/2038	3,773,216	2,457,686	(3)
					56,299,441

Azerbaijan - 0.72%
Republic of Azerbaijan	USD	4.750%	03/18/2024	11,967,000	10,994,681	(2)

Bahrain - 0.30%
Bahrain Government International Bond	USD	7.000%	01/26/2026	4,664,000	4,535,740	(2)

Brazil - 4.42%
Brazil Loan Trust 1	USD	5.477%	07/24/2023	17,497,075	15,047,484	(2)
Brazil Minas SPE via State of Minas Gerais:
	USD	5.333%	02/15/2028	496,000	380,060	(2)
	USD	5.333%	02/15/2028	1,479,000	1,133,284	(1)
Republic of Brazil:
	USD	4.250%	01/07/2025	2,565,000	2,193,075
	USD	8.750%	02/04/2025	834,000	950,760
	USD	8.250%	01/20/2034	14,268,000	14,767,380
	USD	7.125%	01/20/2037	25,654,000	23,922,355
	USD	5.625%	01/07/2041	5,054,000	3,929,485
	USD	5.000%	01/27/2045	6,955,000	4,920,663
					67,244,546

	Currency	Rate	Maturity Date	Principal Amount*	Market Value Expressed (in U.S. $)
Cameroon - 0.26%
Republic of Cameroon:
	USD	9.500%	11/19/2025	1,834,000	$1,627,675	(2)
	USD	9.500%	11/19/2025	2,600,000	2,307,500	(1)
					3,935,175

Colombia - 4.15%
Bogota Distrio Capital	COP	9.750%	07/26/2028	7,870,000,000	2,352,462	(1)
Republic of Colombia:
	COP	7.750%	04/14/2021	6,890,000,000	2,038,150
	USD	4.375%	07/12/2021	17,992,000	18,216,900
	USD	2.625%	03/15/2023	814,000	727,716
	USD	4.000%	02/26/2024	14,836,000	14,279,650
	USD	8.125%	05/21/2024	25,000	30,188
	COP	10.000%	07/24/2024	565,000,000	184,748
	COP	7.500%	08/26/2026	10,040,000,000	2,762,838
	COP	9.850%	06/28/2027	10,551,000,000	3,444,520
	COP	7.750%	09/18/2030	9,209,500,000	2,465,526
	USD	10.375%	01/28/2033	2,006,000	2,708,100
	USD	7.375%	09/18/2037	8,510,000	9,275,900
	USD	6.125%	01/18/2041	387,000	371,520
	USD	5.625%	02/26/2044	4,692,000	4,269,720
					63,127,938

Costa Rica - 2.57%
Republic of Costa Rica:
	USD	4.250%	01/26/2023	12,216,000	10,902,780	(1)
	USD	4.375%	04/30/2025	3,973,000	3,401,882	(2)
	USD	4.375%	04/30/2025	4,745,000	4,062,906	(1)
	USD	7.000%	04/04/2044	20,745,000	17,529,525	(2)
	USD	7.158%	03/12/2045	3,692,000	3,156,660	(1)
					39,053,753

Croatia - 1.97%
Croatian Government:
	USD	6.625%	07/14/2020	6,726,000	7,312,843	(1)
	USD	6.375%	03/24/2021	4,148,000	4,495,395	(2)
	USD	5.500%	04/04/2023	10,734,000	11,184,828	(1)
	USD	6.000%	01/26/2024	6,438,000	6,914,412	(2)
					29,907,478

Dominican Republic - 3.44%
Dominican Republic:
	USD	9.040%	01/23/2018	4,172,198	4,438,176	(1)
	USD	7.500%	05/06/2021	28,957,000	31,345,952	(1)
	USD	6.600%	01/28/2024	7,818,000	8,130,720	(1)
	USD	5.875%	04/18/2024	6,265,000	6,249,337	(2)
	USD	5.500%	01/27/2025	754,000	728,553	(1)
	USD	7.450%	04/30/2044	1,404,000	1,396,980	(2)
					52,289,718

Ecuador - 0.37%
Republic of Ecuador	USD	10.500%	03/24/2020	7,184,000	5,693,320	(1)

Egypt - 0.85%
Egypt Government International Bond:
	USD	5.875%	06/11/2025	12,758,000	10,955,932	(2)
	USD	6.875%	04/30/2040	2,350,000	1,897,625	(2)
					12,853,557

	Currency	Rate	Maturity Date	Principal Amount*	Market Value Expressed (in U.S. $)
El Salvador - 2.36%
Republic of El Salvador:
	USD	7.375%	12/01/2019	220,000	$217,525	(2)
	USD	7.375%	12/01/2019	2,068,000	2,044,735	(1)
	USD	7.750%	01/24/2023	7,408,000	7,157,980	(1)
	USD	6.375%	01/18/2027	3,267,000	2,723,861	(2)
	USD	8.250%	04/10/2032	1,178,000	1,088,177	(1)
	USD	7.650%	06/15/2035	25,933,000	21,848,553	(1)
	USD	7.625%	02/01/2041	1,000,000	820,000	(1)
					35,900,831

Ethiopia - 0.42%
Federal Democratic Republic of Ethiopia	USD	6.625%	12/11/2024	7,169,000	6,317,681	(2)

Gabon - 0.67%
Republic of Gabon:
	USD	8.200%	12/12/2017	50,000	49,875	(2)
	USD	6.375%	12/12/2024	9,674,347	7,824,128	(2)
	USD	6.950%	06/16/2025	2,861,000	2,303,105	(2)
					10,177,108

Ghana - 1.71%
Republic of Ghana:
	USD	8.500%	10/04/2017	2,641,000	2,535,360	(1)
	USD	7.875%	08/07/2023	5,230,000	3,896,350	(1)
	USD	7.875%	08/07/2023	6,267,000	4,668,915	(2)
	USD	8.125%	01/18/2026	1,448,000	1,078,760	(1)
	USD	8.125%	01/18/2026	8,085,000	6,023,325	(2)
	USD	10.750%	10/14/2030	8,430,000	7,797,750	(2)
					26,000,460

Hungary - 1.65%
Republic of Hungary:
	GBP	5.000%	03/30/2016	670,000	935,207
	USD	5.375%	02/21/2023	19,981,000	22,003,277
	USD	5.750%	11/22/2023	1,910,000	2,158,434
					25,096,918

Indonesia - 2.43%
Republic of Indonesia:
	USD	3.375%	04/15/2023	4,068,000	3,938,841	(2)
	USD	5.375%	10/17/2023	7,084,000	7,645,445	(1)
	USD	5.875%	01/15/2024	4,540,000	5,029,185	(2)
	USD	4.750%	01/08/2026	1,475,000	1,523,306	(2)
	USD	8.500%	10/12/2035	6,681,000	8,539,988	(1)
	USD	6.625%	02/17/2037	4,759,000	5,200,397	(1)
	USD	7.750%	01/17/2038	4,214,000	5,073,656	(1)
					36,950,818

Iraq - 1.01%
Republic of Iraq	USD	5.800%	01/15/2028	24,002,000	15,331,278	(1)

Ivory Coast - 3.14%
Ivory Coast Government:
	USD	5.375%	07/23/2024	3,119,000	2,768,112	(2)
	USD	6.375%	03/03/2028	9,122,000	8,221,203	(2)
	USD	5.750%	12/31/2032	41,561,000	36,781,485	(1)(5)
					47,770,800

	Currency	Rate	Maturity Date	Principal Amount*	Market Value Expressed (in U.S. $)
Jamaica - 0.84%
Jamaican Government:
	USD	10.625%	06/20/2017	2,278,000	$2,483,020
	USD	7.625%	07/09/2025	6,273,000	6,868,935
	USD	6.750%	04/28/2028	3,340,000	3,373,400
					12,725,355

Kenya - 1.50%
Republic of Kenya:
	USD	5.875%	06/24/2019	832,000	809,120	(2)
	USD	6.875%	06/24/2024	1,934,000	1,781,698	(1)
	USD	6.875%	06/24/2024	21,929,000	20,202,091	(2)
					22,792,909

Lithuania - 0.11%
Republic of Lithuania	USD	7.375%	02/11/2020	1,413,000	1,667,594	(2)

Malaysia - 0.64%
1MDB Global Investments Ltd.	USD	4.400%	03/09/2023	11,500,000	9,782,188	(1)

Mexico - 1.45%
United Mexican States:
	USD	3.600%	01/30/2025	1,245,000	1,240,331
	USD	6.050%	01/11/2040	3,261,000	3,648,244
	USD	4.750%	03/08/2044	8,464,000	8,009,060
	USD	5.550%	01/21/2045	8,786,000	9,214,318
					22,111,953

Morocco - 0.17%
Moroccan Government	USD	4.250%	12/11/2022	2,545,000	2,627,713	(2)

Mozambique - 0.19%
Republic of Mozambique	USD	6.305%	09/11/2020	3,832,920	2,855,525	(1)

Namibia - 0.49%
Republic of Namibia	USD	5.250%	10/29/2025	7,896,000	7,491,330	(2)

Nigeria - 0.74%
Republic of Nigeria:
	USD	5.125%	07/12/2018	5,664,000	5,501,160	(1)
	USD	6.750%	01/28/2021	3,517,000	3,323,565	(1)
	USD	6.375%	07/12/2023	2,636,000	2,359,220	(1)
					11,183,945

Panama - 2.35%
Republic of Panama:
	USD	8.875%	09/30/2027	3,493,000	4,933,862
	USD	9.375%	04/01/2029	19,063,000	27,974,953
	USD	8.125%	04/28/2034	2,063,000	2,800,523
					35,709,338

Paraguay - 0.37%
Republic of Paraguay	USD	6.100%	08/11/2044	5,798,000	5,667,545	(2)

Peru - 2.38%
Republic of Peru:
	USD	4.125%	08/25/2027	10,910,000	11,210,025
	USD	8.750%	11/21/2033	8,539,000	12,296,160
	USD	6.550%	03/14/2037	5,762,000	6,914,400

	Currency	Rate	Maturity Date	Principal Amount*	Market Value Expressed (in U.S. $)
Peru (continued)
Republic of Peru: (continued)
	USD	5.625%	11/18/2050	5,299,000	$5,709,699
					36,130,284

Philippines - 1.06%
Republic of Philippines	USD	9.500%	02/02/2030	9,716,000	16,084,838

Poland - 0.83%
Republic of Poland:
	USD	5.000%	03/23/2022	2,667,000	2,991,894
	USD	3.000%	03/17/2023	4,441,000	4,463,649
	USD	4.000%	01/22/2024	4,753,000	5,112,517
					12,568,060

Romania - 0.68%
Romanian Government International Bond:
	USD	6.750%	02/07/2022	3,587,000	4,289,155	(1)
	USD	4.375%	08/22/2023	1,069,000	1,140,089	(1)
	USD	4.375%	08/22/2023	3,860,000	4,116,690	(2)
	USD	4.875%	01/22/2024	734,000	810,152	(1)
					10,356,086

Russia - 1.74%
Russian Federation:
	USD	4.875%	09/16/2023	4,000,000	4,158,000	(1)
	USD	12.750%	06/24/2028	430,000	695,525	(1)
	USD	5.625%	04/04/2042	22,000,000	21,560,000	(1)
					26,413,525

Serbia - 0.56%
Republic of Serbia:
	USD	5.875%	12/03/2018	1,505,000	1,582,131	(1)
	USD	4.875%	02/25/2020	6,772,000	6,924,370	(1)
					8,506,501

South Africa - 0.16%
Republic of South Africa	USD	5.875%	09/16/2025	2,368,000	2,488,768

Sri Lanka - 1.16%
Republic of Sri Lanka:
	USD	5.125%	04/11/2019	484,000	466,576	(2)
	USD	6.250%	07/27/2021	6,600,000	6,286,500	(1)
	USD	5.875%	07/25/2022	5,493,000	5,035,708	(2)
	USD	6.125%	06/03/2025	6,566,000	5,835,532	(2)
					17,624,316

Trinidad - 0.49%
Republic of Trinidad & Tobago	USD	4.375%	01/16/2024	7,174,000	7,460,960	(2)

Turkey - 3.34%
Republic of Turkey:
	USD	7.000%	06/05/2020	4,293,000	4,797,428
	USD	5.125%	03/25/2022	6,809,000	7,055,826
	USD	6.250%	09/26/2022	11,921,000	13,068,396
	USD	5.750%	03/22/2024	9,038,000	9,641,287
	USD	7.375%	02/05/2025	824,000	973,350
	USD	6.875%	03/17/2036	958,000	1,083,498
	USD	6.750%	05/30/2040	4,378,000	4,914,305

	Currency	Rate		Maturity Date	Principal Amount*	Market Value Expressed (in U.S. $)
Turkey (continued)
Republic of Turkey: (continued)
	USD	4.875%		04/16/2043	10,459,000	$9,277,133
						50,811,223

Ukraine - 2.53%
Ukraine Government:
	USD	7.750%		09/01/2019	1,716,000	1,578,720	(2)
	USD	7.750%		09/01/2020	3,482,000	3,186,030	(2)
	USD	7.750%		09/01/2021	3,515,000	3,181,075	(2)
	USD	7.750%		09/01/2022	5,204,000	4,657,580	(2)
	USD	7.750%		09/01/2023	2,553,000	2,259,405	(2)
	USD	7.750%		09/01/2024	3,519,000	3,075,606	(2)
	USD	7.750%		09/01/2025	13,021,000	11,250,144	(2)
	USD	7.750%		09/01/2026	10,920,000	9,336,600	(2)
						38,525,160

Uruguay - 2.58%
Republic of Uruguay:
	USD	4.500%		08/14/2024	2,172,262	2,272,729
	USD	4.375%		10/27/2027	10,174,000	10,135,847
	USD	5.100%		06/18/2050	29,920,079	26,741,071
						39,149,647

Venezuela - 0.26%
Republic of Venezuela	USD	13.625%		08/15/2018	6,704,000	3,879,940	(1)

Zambia - 1.17%
Republic of Zambia:
	USD	5.375%		09/20/2022	3,274,000	2,316,355	(1)
	USD	8.500%		04/14/2024	4,488,000	3,354,780	(2)
	USD	8.970%		07/30/2027	4,994,000	3,695,560	(1)
	USD	8.970%		07/30/2027	11,377,000	8,418,980	(2)
						17,785,675

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $1,046,878,364)						997,496,262

BANK LOANS - 0.01%
Indonesia - 0.01%
PT Bakrie & Brothers TBK	USD	N/	A	11/25/2014	624,912	124,983	(3)

TOTAL BANK LOANS (Cost $249,965)						124,983

CORPORATE BONDS - 30.80%
Argentina - 1.26%
YPF SA:
	USD	8.750%		04/04/2024	5,635,000	5,565,126	(2)
	USD	8.500%		07/28/2025	4,325,000	4,200,656	(1)
	USD	8.500%		07/28/2025	9,694,000	9,415,298	(2)
						19,181,080

Azerbaijan - 0.89%
State Oil Company:
	USD	4.750%		03/13/2023	13,025,000	11,038,687
	USD	6.950%		03/18/2030	2,955,000	2,504,363
						13,543,050

Brazil - 0.81%
CIMPOR Financial Operations BV	USD	5.750%		07/17/2024	1,036,000	653,975	(2)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value Expressed (in U.S. $)
Brazil (continued)
Cosan Luxembourg SA	USD	5.000%	03/14/2023	5,052,000	$4,192,023	(2)
ESAL GmbH	USD	6.250%	02/05/2023	4,215,000	3,681,802	(2)
GTL Trade Finance, Inc.	USD	5.893%	04/29/2024	4,550,000	2,980,250	(2)
Samarco Mineracao SA	USD	4.125%	11/01/2022	1,946,000	886,014	(2)
					12,394,064

Chile - 4.20%
Banco del Estado de Chile	USD	3.875%	02/08/2022	3,277,000	3,381,864	(2)
Codelco, Inc.:
	USD	3.875%	11/03/2021	2,805,000	2,834,396	(1)
	USD	3.000%	07/17/2022	17,668,000	16,660,217	(2)
	USD	4.500%	08/13/2023	8,467,000	8,511,748	(2)
	USD	4.500%	09/16/2025	8,075,000	8,018,475	(2)
	USD	6.150%	10/24/2036	8,279,000	8,651,886	(1)
	USD	4.250%	07/17/2042	7,321,000	5,870,015	(2)
	USD	4.875%	11/04/2044	2,928,000	2,530,085	(2)
VTR Finance BV	USD	6.875%	01/15/2024	7,828,000	7,339,729	(2)
					63,798,415

China - 1.89%
CNOOC Finance 2015 USA LLC	USD	3.500%	05/05/2025	1,731,000	1,694,822
Sinochem Offshore Capital Co. Ltd.	USD	3.250%	04/29/2019	1,835,000	1,853,993	(2)
Sinochem Overseas Capital Co. Ltd.:
	USD	4.500%	11/12/2020	2,614,000	2,758,188	(1)
	USD	4.500%	11/12/2020	16,191,000	17,084,096	(2)
	USD	6.300%	11/12/2040	4,353,000	5,344,896	(1)
					28,735,995

Colombia - 1.41%
Ecopetrol SA:
	USD	5.875%	09/18/2023	1,720,000	1,534,584
	USD	4.125%	01/16/2025	11,775,000	9,090,300
	USD	5.375%	06/26/2026	2,716,000	2,216,935
	USD	7.375%	09/18/2043	6,859,000	5,487,200
	USD	5.875%	05/28/2045	4,334,000	3,059,154
					21,388,173

Ecuador - 1.20%
EP PetroEcuador via Noble Sovereign Funding I Ltd. (L+5.630)	USD	6.224%	09/24/2019	22,330,263	18,254,990	(1)(4)

India - 0.25%
ABJA Investment Co. Pte Ltd.:
	USD	4.850%	01/31/2020	300,000	286,227
	USD	5.950%	07/31/2024	2,550,000	2,196,149
Vedanta Resources PLC:
	USD	6.000%	01/31/2019	1,026,000	603,416	(2)
	USD	8.250%	06/07/2021	1,329,000	720,294	(2)
					3,806,086

Indonesia - 1.01%
Pertamina Persero PT:
	USD	5.250%	05/23/2021	2,900,000	2,945,675	(1)
	USD	4.875%	05/03/2022	6,500,000	6,423,625	(2)
	USD	6.000%	05/03/2042	2,529,000	2,106,341	(1)
	USD	6.450%	05/30/2044	4,385,000	3,898,265	(1)
					15,373,906

	Currency	Rate		Maturity Date	Principal Amount*	Market Value Expressed (in U.S. $)
Jamaica - 0.36%
Digicel Group Ltd.	USD	7.125%		04/01/2022	7,632,000	$5,418,720	(2)

Kazakhstan - 2.68%
KazMunayGas National Co. JSC:
	USD	9.125%		07/02/2018	1,906,000	2,060,291	(1)
	USD	7.000%		05/05/2020	1,627,000	1,679,064	(1)
	USD	7.000%		05/05/2020	7,014,000	7,238,448	(2)
	USD	6.375%		04/09/2021	6,877,000	6,863,246	(1)
	USD	6.375%		04/09/2021	16,999,000	16,965,002	(2)
Zhaikmunai LLP:
	USD	6.375%		02/14/2019	3,544,000	2,799,760	(2)
	USD	7.125%		11/13/2019	3,958,000	3,126,820	(2)
						40,732,631

Malaysia - 1.32%
Petronas Capital Ltd.:
	USD	3.500%		03/18/2025	14,080,000	14,046,584	(2)
	USD	4.500%		03/18/2045	6,025,000	5,994,875	(2)
						20,041,459

Mexico - 5.69%
Comision Federal de Electricidad	USD	4.875%		01/15/2024	1,784,000	1,788,460	(2)
Petroleos Mexicanos:
	USD	6.000%		03/05/2020	1,533,000	1,578,223
	USD	5.500%		01/21/2021	10,698,000	10,803,910
	USD	6.375%		02/04/2021	2,259,000	2,348,795	(2)
	USD	4.875%		01/24/2022	1,835,000	1,760,683
	USD	3.500%		01/30/2023	5,135,000	4,457,180
	USD	4.875%		01/18/2024	10,222,000	9,481,927
	USD	4.250%		01/15/2025	2,943,000	2,610,853	(2)
	EUR	5.500%		02/24/2025	2,275,000	2,592,416	(1)
	USD	4.500%		01/23/2026	2,730,000	2,429,700	(2)
	USD	6.875%		08/04/2026	17,525,000	18,147,138	(2)
	USD	9.500%		09/15/2027	1,231,000	1,418,727
	USD	6.500%		06/02/2041	8,189,000	7,158,824
	USD	5.500%		06/27/2044	3,187,000	2,456,540	(1)
	USD	5.500%		06/27/2044	3,495,000	2,693,946
	USD	6.375%		01/23/2045	16,511,000	14,363,744
	USD	5.625%		01/23/2046	65,000	50,700	(2)
Sixsigma Networks Mexico SA de CV	USD	8.250%		11/07/2021	453,000	398,640	(2)
						86,540,406

Morocco - 0.15%
OCP SA	USD	5.625%		04/25/2024	2,190,000	2,239,275	(2)

Peru - 0.24%
Peru Payroll Deduction Finance Ltd.	USD	N/	A	11/01/2029	4,861,312	3,590,079	(1)(6)

Russia - 1.88%
Gazprom OAO Via Gaz Capital SA:
	USD	8.146%		04/11/2018	2,500,000	2,696,250	(2)
	USD	9.250%		04/23/2019	3,106,000	3,498,133	(2)
	USD	5.999%		01/23/2021	2,235,000	2,260,144	(2)
	USD	6.510%		03/07/2022	1,785,000	1,822,931	(2)
	USD	6.510%		03/07/2022	5,160,000	5,269,650	(1)
	USD	4.375%		09/19/2022	1,669,000	1,487,496	(2)
	USD	7.288%		08/16/2037	1,316,000	1,346,926	(1)

	Counterparty	Currency	Rate	Maturity Date	Principal Amount/Shares*	Market Value Expressed (in U.S. $)
Russia (continued)
Gazprom OAO Via Gaz Capital SA: (continued)
Rosneft Oil Co. via Rosneft International Finance Ltd.		USD	4.199%	03/06/2022	11,440,000	$10,238,800	(2)
						28,620,330

South Africa - 2.64%
Eskom Holdings SOC Ltd.:
		USD	5.750%	01/26/2021	3,382,000	2,957,559	(1)
		USD	6.750%	08/06/2023	7,174,000	6,234,206	(2)
		USD	7.125%	02/11/2025	1,000,000	870,000	(1)
		USD	7.125%	02/11/2025	34,561,000	30,068,070	(2)
						40,129,835

Venezuela - 2.92%
Petroleos de Venezuela SA:
		USD	5.125%	10/28/2016	13,092,134	9,971,624
		USD	5.250%	04/12/2017	12,862,600	5,999,116
		USD	8.500%	11/02/2017	57,155,000	28,143,122	(1)
		USD	6.000%	05/16/2024	910,000	283,829	(1)
						44,397,691

TOTAL CORPORATE BONDS (Cost $507,274,936)						468,186,185

CREDIT LINKED NOTES - 1.44%
Colombia - 0.07%
Titulos de Tesoreria - Series B	Citigroup Global Markets	COP	11.000%	07/27/2020	3,500,000,000	1,174,641

Iraq - 0.36%
Republic of Iraq:
	Bank of America -Merrill Lynch	JPY	2.582%	01/01/2028	777,269,656	3,746,584	(4)
	Bank of America -Merrill Lynch	JPY	2.816%	01/01/2028	355,203,698	1,702,697	(4)
						5,449,281

Venezuela - 1.01%
Petroleos De Venezuela (L+5.000)	Credit Suisse First Boston	USD	5.586%	12/20/2016	29,200,000	15,339,607	(4)

TOTAL CREDIT LINKED NOTES (Cost $38,051,383)						21,963,529

SHORT TERM INVESTMENTS - 1.44%
Money Market Mutual Funds - 1.44%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Class (7-Day Yield)		USD	0.384%	N/A	21,946,048	21,946,048

TOTAL SHORT TERM INVESTMENTS (Cost $21,946,048)						21,946,048

Total Investments - 99.30% (Cost $1,614,400,696)						1,509,717,007

Other Assets In Excess of Liabilities - 0.70%						10,583,911	(7)

Net Assets - 100.00%						$1,520,300,918

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
COP	-	Colombian Peso
EUR	-	Euro Currency
GBP	-	Great Britain Pound
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)
Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of February 29, 2016, the aggregate market value of those securities was $411,954,478, which represents approximately 27.10% of net assets.

(2)
Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $524,296,625, which represents approximately 34.49% of net assets as of February 29, 2016.

(3)	Security is in default and therefore is non-income producing.
(4)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of February 29, 2016.
(5)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of February 29, 2016.
(6)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(7)	Includes cash which is being held as collateral for derivatives.

Common Abbreviations:
BV	-	Besloten Vennootschap is the Dutch term for private limited liability company.
GmbH	-	Gesellschaft mit beschrankter Haftung is the German term for a company with limited liability.
JSC	-	Joint Stock Company.
L	-	LIBOR (London Interbank Offered Rate).
LLC	-	Limited Liability Corporation.
LLP	-	Limited Liability Partnership.
Ltd.	-	Limited.
OAO	-	Otkrytoe Aktsionernoe Obschestvo is the Russian term for Open Joint Stock Company.
PLC	-	Public Limited Company.
PT	-	Perseroan terbuka is an Indonesian term for limited liability company.
Pte	-	Private.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.
SA de CV	-	Publicly Traded Company in Mexico.
SAB de CV	-	A variable capital company.
SOC	-	State owned Company.
SPE	-	Special Purpose Entity.
TBK	-	Perseroan terbuka is an Indonesian term for limited liability company.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	EUR	53,388,183	Sale	03/04/2016	$58,084,280	$267,763
J.P. Morgan Chase & Co.	GBP	701,800	Sale	03/04/2016	976,807	31,370
						$299,133

Citigroup Global Markets	COP	47,066,554,500	Sale	03/16/2016	$14,268,490	$(423,499)
Morgan Stanley	EUR	17,141,990	Purchase	03/04/2016	18,649,823	(91,250)
J.P. Morgan Chase & Co.	JPY	621,978,400	Sale	03/04/2016	5,516,599	(370,561)
						$(885,310)

**	The contracted amount is stated in the currency in which the contract is denominated.

CREDIT DEFAULT SWAP CONTRACTS ON SOVEREIGN DEBT OBLIGATIONS ISSUE - SELL PROTECTION(8)

Reference Obligations	Counterparty	Fixed Deal Pay Rate	Maturity Date	Implied Credit Spread at February 29, 2016(9)	Notional Amount(10)	Market Value	Upfront Premiums Received	Unrealized Appreciation
Petroleos de Venezuela	Credit Suisse First Boston	5.000%	06/20/2016	48.219%	$27,500,000	$3,357,138	$8,318,750	$4,961,612
						$3,357,138	$8,318,750	$4,961,612

(8)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(9)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(10)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAP CONTRACTS
Pay/Receive Floating Rate	Clearing House	Floating Rate	Expiration Date	Notional Amount	Fixed Rate	Market Value	Unrealized Depreciation
Receive	Chicago Mercantile Exchange	3 month LIBOR	01/12/2025	$31,570,000	2.140%	$(1,672,949)	$(1,672,949)
Receive	Chicago Mercantile Exchange	3 month LIBOR	01/13/2025	15,490,300	2.077%	(737,995)	(737,995)
Receive	Chicago Mercantile Exchange	3 month LIBOR	02/06/2045	5,700,000	2.343%	(314,771)	(314,771)
						$(2,725,715)	$(2,725,715)

See Notes to Quarterly Statement of Investments

Stone Harbor High Yield Bond Fund	Statement of Investments

February 29, 2016 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
CORPORATE BONDS - 86.30%
Aerospace/Defense - 0.22%
Erickson, Inc., Series WI	USD	8.250%	05/01/2020	900,000	$571,500

Automotive - 2.02%
Fiat Chrysler Automobiles NV	USD	5.250%	04/15/2023	1,495,000	1,420,250
Goodyear Tire & Rubber Co.	USD	5.125%	11/15/2023	670,000	691,775
MPG Holdco I, Inc.	USD	7.375%	10/15/2022	1,200,000	1,140,000
Schaeffler Holding Finance BV	USD	6.250%	11/15/2019	620,000	647,900	(1)(2)
ZF North America Capital, Inc.	USD	4.750%	04/29/2025	1,325,000	1,270,344	(1)
					5,170,269

Building Products - 3.45%
Building Materials Corp. of America	USD	5.375%	11/15/2024	1,145,000	1,168,621	(1)
Griffon Corp.	USD	5.250%	03/01/2022	2,490,000	2,374,837
Masonite International Corp.	USD	5.625%	03/15/2023	825,000	858,000	(1)
NCI Building Systems, Inc.	USD	8.250%	01/15/2023	920,000	956,800	(1)
Norbord, Inc.	USD	5.375%	12/01/2020	1,985,000	1,965,150	(1)
RSI Home Products, Inc.	USD	6.500%	03/15/2023	1,475,000	1,508,188	(1)
					8,831,596

Chemicals - 4.19%
CeramTec Group GmbH	EUR	8.250%	08/15/2021	1,000,000	1,157,228	(3)
Chemtura Corp.	USD	5.750%	07/15/2021	3,377,000	3,343,230
INEOS Group Holdings SA	USD	5.875%	02/15/2019	2,425,000	2,397,719	(1)
Lyond Basel Escrow	USD	0.000%	08/15/2015	25,000	0	(4)
Lyondell Chemical Co.	USD	0.000%	08/15/2015	945,000	0	(4)
Platform Specialty Products Corp.	USD	6.500%	02/01/2022	1,505,000	1,226,575	(1)
SPCM SA	USD	6.000%	01/15/2022	926,000	921,370	(1)
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.	USD	6.750%	05/01/2022	1,795,000	1,691,787	(1)
					10,737,909

Construction Machinery - 0.30%
MTW Foodservice Escrow Corp.	USD	9.500%	02/15/2024	715,000	757,006	(1)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Consumer Products - 3.88%
ACCO Brands Corp.	USD	6.750%	04/30/2020	2,068,000	$2,197,250
Energizer SpinCo, Inc.	USD	5.500%	06/15/2025	1,345,000	1,334,912	(1)
Jarden Corp.	USD	5.000%	11/15/2023	975,000	1,014,000	(1)
Prestige Brands, Inc.	USD	6.375%	03/01/2024	695,000	719,325	(1)
Revlon Consumer Products Corp., Series WI	USD	5.750%	02/15/2021	895,000	901,713
Spectrum Brands, Inc.:
	USD	6.125%	12/15/2024	980,000	1,041,250
	USD	5.750%	07/15/2025	1,580,000	1,672,825
Sun Products Corp.	USD	7.750%	03/15/2021	1,201,000	1,062,885	(1)
					9,944,160

Containers/Packaging - 2.07%
Albea Beauty Holdings SA	USD	8.375%	11/01/2019	1,116,000	1,170,405	(1)
Ball Corp.	USD	5.250%	07/01/2025	440,000	460,350
Berry Plastics Corp.	USD	6.000%	10/15/2022	1,005,000	1,050,225	(1)
Owens-Brockway Glass Container, Inc.	USD	5.875%	08/15/2023	1,465,000	1,511,697	(1)
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc.	USD	6.375%	05/01/2022	1,295,000	1,107,225	(1)
					5,299,902

Drillers/Services - 0.47%
FTS International, Inc.	USD	6.250%	05/01/2022	1,625,000	178,750
Hornbeck Offshore Services, Inc.:
	USD	5.875%	04/01/2020	827,000	434,175
	USD	5.000%	03/01/2021	1,107,000	585,326
					1,198,251

Electric - 4.50%
Calpine Corp.	USD	5.750%	01/15/2025	2,330,000	2,105,738
Dynegy, Inc.:
	USD	6.750%	11/01/2019	1,800,000	1,687,500
	USD	7.625%	11/01/2024	800,000	666,000
GenOn Energy, Inc.	USD	9.500%	10/15/2018	4,287,000	2,807,985
NRG Energy, Inc.	USD	6.250%	07/15/2022	2,735,000	2,324,750
Talen Energy Supply LLC:
	USD	6.500%	06/01/2025	665,000	462,175
	USD	4.625%	07/15/2019	1,805,000	1,462,050	(1)
					11,516,198

Exploration & Production - 2.26%
Bonanza Creek Energy, Inc.:
	USD	6.750%	04/15/2021	1,868,000	569,740

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Exploration & Production (continued)
Bonanza Creek Energy, Inc.: (continued)
	USD	5.750%	02/01/2023	250,000	$63,750
Denbury Resources, Inc.	USD	5.500%	05/01/2022	1,770,000	566,400
EP Energy LLC / Everest Acquisition Finance, Inc.	USD	6.375%	06/15/2023	945,000	259,875
EP Energy LLC/EP Energy Finance, Inc., Series WI	USD	9.375%	05/01/2020	1,173,000	340,170
Halcon Resources Corp.	USD	9.750%	07/15/2020	1,658,000	190,670
Laredo Petroleum, Inc.	USD	7.375%	05/01/2022	1,243,000	804,842
Linn Energy LLC / Linn Energy Finance Corp.:
	USD	7.750%	02/01/2021	2,119,000	92,706
	USD	6.500%	09/15/2021	705,000	33,488
Midstates Petroleum Co., Inc.	USD	10.750%	10/01/2020	981,000	22,073
Oasis Petroleum, Inc.	USD	7.250%	02/01/2019	2,376,000	1,461,240
QEP Resources, Inc.	USD	5.375%	10/01/2022	1,977,000	1,374,015
					5,778,969

Financial Other - 0.71%
Aircastle Ltd.	USD	5.500%	02/15/2022	640,000	640,800
Quicken Loans, Inc.	USD	5.750%	05/01/2025	1,250,000	1,175,000	(1)
					1,815,800

Food & Beverage - 5.83%
Bakkavor Finance 2 PLC	GBP	8.250%	02/15/2018	419,204	597,326	(3)
Boparan Finance PLC	GBP	5.500%	07/15/2021	1,725,000	2,088,243	(3)
Constellation Brands, Inc.	USD	4.750%	12/01/2025	620,000	650,225
Dean Foods Co.	USD	6.500%	03/15/2023	1,855,000	1,956,450	(1)
Pilgrim's Pride Corp.	USD	5.750%	03/15/2025	1,440,000	1,405,800	(1)
Pinnacle Foods Inc.	USD	5.875%	01/15/2024	885,000	935,888	(1)
Post Holdings, Inc.	USD	7.375%	02/15/2022	2,415,000	2,568,956
Premier Foods Finance PLC	GBP	6.500%	03/15/2021	1,000,000	1,271,107	(3)
R&R PLC	EUR	9.250%	05/15/2018	1,100,000	1,204,127	(2)(3)
Smithfield Foods, Inc.	USD	6.625%	08/15/2022	2,131,000	2,258,860
					14,936,982

Gaming - 2.82%
GLP Capital LP / GLP Financing II, Inc.	USD	5.375%	11/01/2023	830,000	821,700
Isle of Capri Casinos, Inc.	USD	5.875%	03/15/2021	2,325,000	2,406,375
MGM Resorts International	USD	6.625%	12/15/2021	1,838,000	1,962,065
Pinnacle Entertainment, Inc.	USD	6.375%	08/01/2021	1,910,000	2,036,538
					7,226,678

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Healthcare - 7.68%
Amsurg Corp.	USD	5.625%	07/15/2022	1,230,000	$1,271,512
Centene Escrow Corp.	USD	5.625%	02/15/2021	700,000	735,000	(1)
Community Health Systems, Inc.:
	USD	8.000%	11/15/2019	967,000	918,650
	USD	6.875%	02/01/2022	1,645,000	1,418,812
DaVita HealthCare Partners, Inc.	USD	5.125%	07/15/2024	1,265,000	1,289,509
HCA, Inc.:
	USD	5.375%	02/01/2025	2,550,000	2,601,000
	USD	5.250%	04/15/2025	690,000	712,425
HealthSouth Corp.	USD	5.750%	11/01/2024	1,995,000	2,024,925
IASIS Healthcare LLC	USD	8.375%	05/15/2019	1,187,000	1,133,585
Kinetic Concepts, Inc./KCI USA, Inc.:
	USD	10.500%	11/01/2018	1,264,000	1,172,360
	USD	12.500%	11/01/2019	845,000	657,516
LifePoint Health, Inc.	USD	5.500%	12/01/2021	1,955,000	2,042,975
MEDNAX, Inc.	USD	5.250%	12/01/2023	1,050,000	1,090,688	(1)
Quintiles Transnational Corp.	USD	4.875%	05/15/2023	515,000	531,738	(1)
Team Health, Inc.	USD	7.250%	12/15/2023	1,450,000	1,526,125	(1)
Tenet Healthcare Corp.	USD	6.000%	10/01/2020	498,000	529,436
					19,656,256

Home Builders - 0.98%
CalAtlantic Group Inc.	USD	5.875%	11/15/2024	847,000	891,468
Lennar Corp.	USD	4.750%	11/15/2022	939,000	931,957
Shea Homes LP / Shea Homes Funding Corp.	USD	5.875%	04/01/2023	710,000	697,575	(1)
					2,521,000

Industrial Other - 2.91%
AECOM	USD	5.750%	10/15/2022	1,415,000	1,434,456
Cleaver-Brooks, Inc.	USD	8.750%	12/15/2019	1,661,000	1,548,882	(1)
EnerSys	USD	5.000%	04/30/2023	1,190,000	1,139,425	(1)
MasTec, Inc.	USD	4.875%	03/15/2023	2,833,000	2,400,968
WESCO Distribution, Inc.	USD	5.375%	12/15/2021	970,000	919,075
					7,442,806

Leisure - 1.37%
AMC Entertainment, Inc.	USD	5.750%	06/15/2025	2,290,000	2,373,013
Cinemark USA, Inc.:
	USD	5.125%	12/15/2022	740,000	754,800

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Leisure (continued)
Cinemark USA, Inc.: (continued)
	USD	4.875%	06/01/2023	375,000	$376,406
					3,504,219

Lodging - 0.78%
RHP Hotel Properties LP/RHP Finance Corp.	USD	5.000%	04/15/2021	1,978,000	1,997,780

Media Cable - 9.74%
Altice US Finance I Corp	USD	5.375%	07/15/2023	640,000	654,400	(1)
Cable One, Inc.	USD	5.750%	06/15/2022	1,405,000	1,415,537	(1)
Cablevision Systems Corp.:
	USD	8.000%	04/15/2020	864,000	820,800
	USD	5.875%	09/15/2022	3,595,000	2,884,987
CCO Holdings LLC / CCO Holdings Capital Corp.	USD	5.875%	04/01/2024	1,710,000	1,748,475	(1)
CCOH Safari LLC	USD	5.750%	02/15/2026	855,000	859,386	(1)
Cequel Communications Holdings I LLC/Cequel Capital Corp.	USD	5.125%	12/15/2021	1,321,000	1,216,971	(1)
DISH DBS Corp., Series WI	USD	5.000%	03/15/2023	4,253,000	3,774,538
Mediacom LLC	USD	7.250%	02/15/2022	2,432,000	2,459,360
Numericable-SFR SAS:
	USD	6.000%	05/15/2022	1,270,000	1,263,650	(1)
	USD	6.250%	05/15/2024	660,000	646,800	(1)
Quebecor Media, Inc.	USD	5.750%	01/15/2023	1,566,000	1,630,598
Unitymedia GmbH	USD	6.125%	01/15/2025	715,000	739,131	(1)
Unitymedia Hessen GmbH & Co. KG	USD	5.000%	01/15/2025	1,040,000	1,047,145	(1)
UPCB Finance IV Ltd.	USD	5.375%	01/15/2025	1,030,000	1,024,850	(1)
Virgin Media Finance PLC	USD	6.000%	10/15/2024	1,475,000	1,484,219	(1)
Virgin Media Secured Finance PLC	USD	5.250%	01/15/2026	1,275,000	1,275,000	(1)
					24,945,847

Media Other - 6.33%
Gray Television, Inc.	USD	7.500%	10/01/2020	2,240,000	2,363,200
LIN Television Corp.	USD	5.875%	11/15/2022	2,075,000	2,093,156
Nexstar Broadcasting, Inc., Series WI	USD	6.875%	11/15/2020	2,560,000	2,608,000
Outfront Media Capital LLC / Outfront Media Capital Corp.	USD	5.250%	02/15/2022	955,000	980,069
Sinclair Television Group, Inc., Series WI	USD	6.125%	10/01/2022	2,780,000	2,877,300
TEGNA, Inc.	USD	6.375%	10/15/2023	1,714,000	1,842,550
Tribune Media Co.	USD	5.875%	07/15/2022	2,530,000	2,536,325	(1)
Univision Communications, Inc.	USD	8.500%	05/15/2021	900,000	907,875	(1)
					16,208,475

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Metals/Mining/Steel - 0.54%
ArcelorMittal:
	USD	7.250%	02/25/2022	601,000	$543,905
	USD	8.000%	10/15/2039	1,055,000	835,032
					1,378,937

Paper/Forest Products - 1.79%
Cascades, Inc.	USD	5.500%	07/15/2022	885,000	838,538	(1)
Louisiana-Pacific Corp.	USD	7.500%	06/01/2020	1,293,000	1,344,720
Mercer International, Inc.	USD	7.750%	12/01/2022	1,810,000	1,674,250
Xerium Technologies, Inc.	USD	8.875%	06/15/2018	744,000	717,960
					4,575,468

Pharmaceuticals - 1.79%
Endo Finance LLC / Endo Ltd. / Endo Finco, Inc.	USD	6.000%	02/01/2025	1,645,000	1,645,000	(1)
Mallinckrodt International Finance SA / Mallinckrodt CB LLC	USD	5.625%	10/15/2023	1,410,000	1,392,375	(1)
Valeant Pharmaceuticals International, Inc.	USD	5.875%	05/15/2023	1,895,000	1,553,900	(1)
					4,591,275

Refining - 0.45%
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
	USD	5.875%	10/01/2020	236,000	223,020
	USD	6.125%	10/15/2021	1,003,000	927,775
					1,150,795

Restaurants - 0.57%
Landry's, Inc.	USD	9.375%	05/01/2020	1,382,000	1,454,555	(1)

Retail Food/Drug - 0.58%
Tops Holding II	USD	8.000%	6/15/2022	1,540,000	1,474,550	(1)

Retail Non Food/Drug - 2.34%
Argos Merger Sub, Inc.	USD	7.125%	03/15/2023	1,920,000	1,968,000	(1)
Hot Topic, Inc.	USD	9.250%	06/15/2021	1,655,000	1,530,875	(1)
L Brands, Inc.	USD	6.875%	11/01/2035	1,335,000	1,423,444	(1)
Sally Holdings LLC / Sally Capital, Inc.	USD	5.625%	12/01/2025	1,015,000	1,060,675
					5,982,994

Services Other - 0.48%
Outerwall, Inc.	USD	6.000%	03/15/2019	1,540,000	1,239,700

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Technology - 1.99%
Artesyn Embedded Technologies, Inc.	USD	9.750%	10/15/2020	1,275,000	$1,067,812	(1)
First Data Corp.	USD	7.000%	12/01/2023	1,440,000	1,441,440	(1)
NCR Corp.	USD	5.000%	07/15/2022	944,000	897,980
Nuance Communications, Inc.	USD	5.375%	08/15/2020	1,657,000	1,702,568	(1)
					5,109,800

Textile/Apparel - 1.50%
Levi Strauss & Co.:
	USD	6.875%	05/01/2022	1,525,000	1,643,187
	USD	5.000%	05/01/2025	888,000	892,529
Quiksilver, Inc.:
	USD	10.000%	08/01/2020	521,000	33,865	(4)
	USD	7.875%	08/01/2018	1,117,000	234,570	(1)(4)
William Carter Co.	USD	5.250%	08/15/2021	1,025,000	1,050,625
					3,854,776

Transportation Non Air/Rail - 0.57%
XPO Logistics, Inc.	USD	6.500%	06/15/2022	1,535,000	1,458,250	(1)

Wireless - 4.27%
Altice SA	USD	7.750%	05/15/2022	1,860,000	1,808,850	(1)
Sprint Capital Corp.	USD	8.750%	03/15/2032	4,240,000	3,286,000
T-Mobile USA, Inc.:
	USD	6.731%	04/28/2022	2,511,000	2,639,312
	USD	6.500%	01/15/2026	1,675,000	1,705,770
Wind Acquisition Finance SA:
	USD	4.750%	07/15/2020	730,000	708,100	(1)
	USD	7.375%	04/23/2021	865,000	800,125	(1)
					10,948,157

Wirelines - 6.92%
CenturyLink, Inc.:
	USD	5.800%	03/15/2022	641,000	624,174
	USD	7.650%	03/15/2042	1,350,000	1,113,750

	Currency	Rate		Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Wirelines (continued)
Cincinnati Bell, Inc.	USD	8.375%		10/15/2020	2,178,000	$2,161,665
Citizens Communications Co.	USD	9.000%		08/15/2031	2,145,000	1,758,900
Cogent Communications Group, Inc.	USD	5.375%		03/01/2022	775,000	753,687	(1)
CyrusOne LP / CyrusOne Finance Corp.	USD	6.375%		11/15/2022	2,340,000	2,386,800
Frontier Communications Corp.	USD	6.250%		09/15/2021	1,490,000	1,327,963
GCI, Inc.	USD	6.875%		04/15/2025	1,556,000	1,528,770
Level 3 Communications, Inc.	USD	5.750%		12/01/2022	1,215,000	1,257,525
Level 3 Financing, Inc., Series WI	USD	5.375%		08/15/2022	1,865,000	1,923,281
Telecom Italia SpA	USD	5.303%		05/30/2024	1,233,000	1,200,634	(1)
Windstream Services LLC	USD	7.500%		04/01/2023	2,226,000	1,692,895
						17,730,044

TOTAL CORPORATE BONDS (Cost $244,393,608)						221,010,904

BANK LOANS - 9.25%(5)
Aerospace/Defense - 0.28%

Accudyne Industries Borrower SCA (aka Hamilton Sundstrand) - Refinancing Term Loan (L+3.000)	USD	4.000%		12/13/2019	864,798	712,918

Building Products - 0.62%
Beacon Roofing Supply, Inc. - Initial Term Loan (L+3.000)	USD	4.000%		09/25/2022	778,050	775,132
Summit Materials LLC - Restatement Effective Date Term Loan (L+3.250)	USD	4.250%		06/26/2022	815,900	806,042
						1,581,174

Capital Goods - 0.20%
Manitowoc Foodservice, Inc. Term B Loan (First Lien) (L+4.750)	USD	L	+4.75%	02/05/2023	510,000	509,681	(6)

Chemicals - 1.26%
Axalta Coating Systems Dutch Holding B BV -Refinanced Term B Loan (L+2.750)	USD	3.750%		02/01/2020	656,034	650,118
MacDermid, Inc. Term B-3 Loan (L+4.500)	USD	5.500%		06/05/2020	927,675	848,533
Styrolution Group Gmbh - Tranche B1 Term Loan (L+5.500)	USD	6.500%		10/31/2019	1,742,400	1,736,593
						3,235,244

Containers/Packaging - 0.86%
Berry Plastics Group, Inc. - Term F Loan (L+3.000)	USD	4.000%		09/17/2022	842,725	838,670
Reynolds Group Hldgs 12/31/2018, Term Loan (L+3.500)	USD	4.500%		12/31/2018	1,375,000	1,372,680
						2,211,350

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Market Value (Expressed in U.S. $)
Electric - 0.52%
Texas Competitive Electric Holdings Co. LLC -2017 Term Loan (L+4.500)	USD	4.906%	10/10/2017	4,540,167	$1,322,324

Food & Beverage - 0.57%
Hostess Brands LLC - Term B Loan (First Lien) (L+3.500)	USD	4.500%	07/29/2022	1,486,275	1,472,341

Industrial Other - 0.49%
Gates Global LLC - Initial Term Loan (L+3.250)	USD	4.250%	06/12/2021	1,425,433	1,256,757

Lodging - 0.48%
La Quinta Intermediate Holdings LLC - Initial Term Loan (L+2.750)	USD	3.750%	02/10/2021	1,284,108	1,227,393

Media Other - 0.72%
Univision Communications, Inc. - Replacement First-Lien Term Loan (L+3.000)	USD	4.000%	03/01/2020	1,897,763	1,849,330

Retail Food/Drug - 1.01%
Albertson's Holdings LLC - Term B-4 Loan (L+4.500)	USD	5.500%	08/08/2021	2,652,464	2,590,206

Retail Non Food/Drug - 1.12%
JC Penney Corp., Inc. - Term Loan (L+5.000)	USD	6.000%	05/22/2018	1,100,000	1,091,062
PET Acquisition Merger Sub LLC - Term Loan (First Lien) (L+4.750)	USD	5.750%	01/15/2023	1,800,000	1,765,575
					2,856,637

Services Other - 0.32%
HD Supply, Inc. - Incremental Term Loan (L+2.750)	USD	3.750%	08/13/2021	827,925	811,780

Technology - 0.80%
Avago Technologies Cayman Finance Ltd. - Term B Loan (L+3.500)	USD	4.250%	11/11/2022	1,440,000	1,418,625
MA Financeco. - LLC - Initial Tranche B Term Loan (L+4.250)	USD	5.250%	10/07/2021	664,888	636,630
					2,055,255

TOTAL BANK LOANS (Cost $26,725,745)					23,692,390

COMMON/PREFERRED STOCKS - 0.05%
EME Reorganization Trust	USD			3,059,892	6,426
NRG Energy, Inc.	USD			10,061	108,458
					114,884

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Market Value (Expressed in U.S. $)
TOTAL COMMON/PREFERRED STOCKS (continued) (Cost $764,841)					$114,884

SHORT TERM INVESTMENTS - 2.99%

Money Market Mutual Funds - 2.99%
Dreyfus Institutional Cash Advantage Fund -Institutional Advantage Class (7-Day Yield)	USD	0.384%	N/A	7,644,574	7,644,574

TOTAL SHORT TERM INVESTMENTS (Cost $7,644,574)					7,644,574

Total Investments - 98.59% (Cost $279,528,768)					252,462,752
Other Assets in Excess of Liabilities - 1.41%					3,622,850

Net Assets - 100.00%					$256,085,602

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
EUR	-	Euro Currency
GBP	-	Great British Pound
USD	-	United States Dollar

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $79,821,792, which represents approximately 31.17% of net assets as of February 29, 2016.
(2)	Payment-in-kind securities.
(3)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of February 29, 2016, the aggregate market value of those securities was $1,263,606, which represents approximately 0.49% of net assets.
(4)	Security is in default and therefore is non-income producing.
(5)	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
(6)	All or a portion of this position has not settled as of February 29, 2016. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the Euro Interbank Offered Rate ("EURIBOR" or "E") or the applicable LIBOR/EURIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR/EURIBOR will be established.

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Common Abbreviations:
BV	-	Besloten Vennootschap is the Dutch term for private limited liability company.
GmbH	-	Gesellschaft mit beschrankter Haftung is the German term for a company with limited liability.
KG	-	A Kommanditgesellschaft is the German name for a limited partnership business entity.
L	-	LIBOR (London Interbank Offered Rate).
LLC	-	Limited Liability Corporation.
LP	-	Limited Partnership.
Ltd.	-	Limited.
NV	-	Naamloze Vennootshap is the Dutch term for a Public Limited Liability Corporation.

PLC	-	Public Limited Company.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.
SAS	-	Société par actions simplifiée (French: Joint Stock Company).
SCA	-	Société en commandite par actions is a term from Luxembourg meaning partnership by limited shares.
SpA	-	Società per Azioni is the Italian term for Limited share company.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/(Depreciation)
Morgan Stanley	EUR	2,325,602	Sale	03/04/2016	$2,530,165	$8,928
J.P. Morgan Chase & Co.	GBP	3,004,044	Sale	03/04/2016	4,181,207	133,759
						$142,687

Morgan Stanley	EUR	32,091	Purchase	03/04/2016	$34,914	$(438)
J.P. Morgan Chase & Co.	GBP	68,640	Purchase	03/04/2016	95,537	(2,787)
						$(3,225)

**	The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Quarterly Statement of Investments

Stone Harbor Local Markets Fund	Statement of Investments

February 29, 2016 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value Expressed (in U.S. $)
SOVEREIGN DEBT OBLIGATIONS - 74.29%
Brazil - 12.41%
Brazil Letras do Tesouro Nacional:
	BRL	0.000%	01/01/2018	52,973,000	$10,289,734	(1)
	BRL	0.000%	07/01/2018	139,415,000	25,160,700	(1)
	BRL	0.000%	01/01/2019	127,222,000	21,300,034	(1)
	BRL	0.000%	07/01/2019	34,450,000	5,350,815	(1)
Nota Do Tesouro Nacional:
	BRL	10.000%	01/01/2021	48,528,000	10,024,776
	BRL	10.000%	01/01/2023	18,412,000	3,568,279
	BRL	10.000%	01/01/2025	144,432,000	26,534,471
Republic of Brazil	USD	5.000%	01/27/2045	12,145,000	8,592,587
					110,821,396

Colombia - 5.37%
Bogota Distrio Capital	COP	9.750%	07/26/2028	65,141,000,000	19,471,635	(2)
International Bank for Reconstruction & Development	COP	8.000%	03/02/2020	1,020,000,000	325,119
Republic of Colombia:
	COP	7.750%	04/14/2021	38,151,000,000	11,285,550
	COP	4.375%	03/21/2023	742,000,000	177,820
	COP	10.000%	07/24/2024	13,121,100,000	4,290,443
	COP	9.850%	06/28/2027	30,089,000,000	9,822,972
	COP	7.750%	09/18/2030	9,639,000,000	2,580,510
					47,954,049

Indonesia - 11.06%
European Bank for Reconstruction & Development	IDR	7.200%	06/08/2016	37,740,000,000	2,817,235
Indonesia Government:
	IDR	11.000%	09/15/2025	109,942,000,000	9,532,897
	IDR	6.125%	05/15/2028	149,010,000,000	9,052,201
	IDR	8.250%	06/15/2032	232,400,000,000	16,635,492
	IDR	6.625%	05/15/2033	170,002,000,000	10,320,705
	IDR	8.375%	03/15/2034	141,460,000,000	10,202,057
Republic of Indonesia:
	IDR	12.800%	06/15/2021	2,980,000,000	266,498
	IDR	7.000%	05/15/2022	340,530,000,000	23,902,929
	IDR	5.625%	05/15/2023	12,907,000,000	827,816
	IDR	9.000%	03/15/2029	198,452,000,000	15,212,848
					98,770,678

Malaysia - 4.90%
Malaysian Government:
	MYR	3.418%	08/15/2022	11,650,000	2,713,716
	MYR	3.480%	03/15/2023	72,280,000	16,802,307
	MYR	4.181%	07/15/2024	54,930,000	13,291,682
	MYR	4.392%	04/15/2026	16,370,000	3,980,576
	MYR	4.498%	04/15/2030	11,870,000	2,904,720
	MYR	3.844%	04/15/2033	18,480,000	4,106,911
					43,799,912

Mexico - 4.83%
Mexican Bonos:
	MXN	8.500%	12/13/2018	143,440,000	8,648,568

	Currency	Rate	Maturity Date	Principal Amount*	Market Value Expressed (in U.S. $)
Mexico (continued)
Mexican Bonos: (continued)
	MXN	5.000%	12/11/2019	24,230,000	$1,323,301
	MXN	10.000%	12/05/2024	6,401,400	450,569
	MXN	8.500%	05/31/2029	58,535,000	3,832,764
	MXN	7.750%	05/29/2031	131,886,000	8,098,890
	MXN	8.500%	11/18/2038	142,092,000	9,345,590
	MXN	7.750%	11/13/2042	186,513,000	11,407,176
					43,106,858

Poland - 8.62%
Republic of Poland:
	PLN	5.750%	09/23/2022	32,000,000	9,612,577
	PLN	2.750%	08/25/2023	16,298,338	4,467,702
	PLN	4.000%	10/25/2023	16,300,000	4,459,996
	PLN	3.250%	07/25/2025	207,477,000	53,993,570
	PLN	2.500%	07/25/2026	18,470,000	4,447,115
					76,980,960

Romania - 1.37%
Romania Government:
	RON	5.850%	04/26/2023	15,820,000	4,540,513
	RON	4.750%	02/24/2025	22,100,000	5,947,444
	RON	5.800%	07/26/2027	6,070,000	1,760,124
					12,248,081

Russia - 7.75%
Russian Federation:
	RUB	7.400%	06/14/2017	276,636,000	3,585,120
	RUB	7.850%	03/10/2018	500,000,000	6,443,401	(2)
	RUB	6.800%	12/11/2019	467,990,000	5,692,967
	EUR	3.625%	09/16/2020	4,800,000	5,319,589	(2)
	RUB	7.600%	04/14/2021	715,870,000	8,787,967
	RUB	6.500%	11/24/2021	288,490,000	3,359,524	(3)
	RUB	7.600%	07/20/2022	793,582,000	9,599,697
	RUB	7.000%	01/25/2023	679,600,000	7,941,195
	RUB	7.000%	08/16/2023	554,690,000	6,421,949
	RUB	8.150%	02/03/2027	376,180,000	4,600,475
	RUB	7.050%	01/19/2028	666,980,000	7,452,755
					69,204,639

South Africa - 9.19%
Republic of South Africa:
	ZAR	7.250%	01/15/2020	102,250,000	6,096,342
	ZAR	7.750%	02/28/2023	450,000,000	26,196,915
	ZAR	10.500%	12/21/2026	82,000,000	5,546,343
	ZAR	7.000%	02/28/2031	205,994,000	10,147,829
	ZAR	6.250%	03/31/2036	422,640,000	18,169,924
	ZAR	6.500%	02/28/2041	234,390,000	10,032,594
	ZAR	8.750%	02/28/2048	107,519,000	5,905,814
					82,095,761

Thailand - 4.09%
Thailand Government:
	THB	1.200%	07/14/2021	396,772,189	10,751,257
	THB	3.625%	06/16/2023	26,235,000	819,440
	THB	3.850%	12/12/2025	94,754,000	3,067,429
	THB	3.580%	12/17/2027	261,770,000	8,310,128
	THB	4.875%	06/22/2029	269,374,000	9,717,571

	Currency	Rate	Maturity Date	Principal Amount*	Market Value Expressed (in U.S. $)
Thailand (continued)
Thailand Government: (continued)
	THB	4.675%	06/29/2044	109,231,000	$3,918,755
					36,584,580

Turkey - 4.70%
Republic of Turkey:
	TRY	9.500%	01/12/2022	13,930,000	4,499,421
	TRY	8.500%	09/14/2022	51,360,000	15,787,421
	TRY	7.100%	03/08/2023	32,760,000	9,252,989
	TRY	10.400%	03/20/2024	25,200,000	8,507,225
	TRY	9.000%	07/24/2024	12,550,000	3,927,761
					41,974,817

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $874,677,699)					663,541,731

CORPORATE BONDS - 7.12%
Colombia - 1.05%
Emgesa SA ESP:
	COP	8.750%	01/25/2021	616,000,000	178,495	(4)
	COP	8.750%	01/25/2021	16,739,000,000	4,850,363	(2)
Empresas Publicas de Medellin ESP:
	COP	8.375%	02/01/2021	776,000,000	218,613	(4)
	COP	8.375%	02/01/2021	3,338,000,000	940,374	(2)
	COP	7.625%	09/10/2024	7,353,000,000	1,787,412	(4)
Financiera de Desarrollo Territorial SA Findeter	COP	7.875%	08/12/2024	5,687,000,000	1,384,105	(4)
					9,359,362

Mexico - 4.99%
America Movil SAB de CV Petroleos Mexicanos:	MXN	6.000%	06/09/2019	242,900,000	13,156,324
	MXN	7.650%	11/24/2021	91,160,000	4,816,154	(4)
	MXN	7.190%	09/12/2024	58,830,000	2,764,193	(2)
	USD	6.875%	08/04/2026	18,310,000	18,960,005	(4)
	MXN	7.470%	11/12/2026	104,760,000	4,861,488
					44,558,164

Venezuela - 1.08%
Petroleos de Venezuela SA:
	USD	5.125%	10/28/2016	6,175,000	4,703,189
	USD	8.500%	11/02/2017	10,043,200	4,945,271	(2)
					9,648,460

TOTAL CORPORATE BONDS (Cost $83,735,977)					63,565,986

	Currency	Rate	Maturity Date	Shares*	Market Value Expressed (in U.S. $)
SHORT TERM INVESTMENTS - 0.61%
Money Market Mutual Funds - 0.61%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Class (7-Day Yield)	USD	0.384%	N/A	5,425,173	$5,425,173

TOTAL SHORT TERM INVESTMENTS (Cost $5,425,173)					5,425,173

Total Investments - 82.02% (Cost $963,838,849)					732,532,890
Other Assets In Excess of Liabilities - 17.98%					160,560,297	(5)

Net Assets - 100.00%					$893,093,187

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
BRL	-	Brazilian Real
COP	-	Colombian Peso
EUR	-	Euro Currency
IDR	-	Indonesian Rupiah
INR	-	Indian Rupee
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
PEN	-	Peruvian Nuevo Sol
PLN	-	Polish Zloty
RON	-	Romanian Leu
RUB	-	Russian Ruble
THB	-	Thai Baht
TRY	-	Turkish Lira
USD	-	United States Dollar
ZAR	-	South African Rand

(1)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(2)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of February 29, 2016, the aggregate market value of those securities was $44,734,826, which represents approximately 5.01% of net assets.
(3)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of February 29, 2016.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $27,344,784, which represents approximately 3.06% of net assets as of February 29, 2016.
(5)	Includes cash which is being held as collateral for foward foreign currency contracts.

Common Abbreviations:
ESP	-	Empresa de Servicios Publicos is the Colombian term for Public Service Company.
SA	-	Generally designates corporations in various countries mostly employing civil law.
SAB de CV	-	A Variable Capital Company.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	BRL	10,826,911	Sale	04/04/2016	$2,670,641	$54,550
Citigroup Global Markets	COP	15,022,105,800	Purchase	03/16/2016	4,554,036	131,086
Citigroup Global Markets	EUR	56,579	Purchase	03/07/2016	61,560	3
Citigroup Global Markets	EUR	4,042,000	Sale	03/14/2016	4,399,088	131,549
Citigroup Global Markets	IDR	148,174,500,000	Purchase	03/17/2016	11,048,880	1,464,501
Citigroup Global Markets	MXN	149,775,000	Purchase	03/17/2016	8,248,202	328,962
Citigroup Global Markets	MXN	249,660,787	Purchase	05/03/2016	13,697,469	102,569
Citigroup Global Markets	MYR	161,180,236	Purchase	03/09/2016	38,300,694	24,694
Citigroup Global Markets	MYR	3,078,526	Purchase	03/29/2016	730,273	1,627
Citigroup Global Markets	PEN	25,851,435	Sale	03/07/2016	7,343,671	148,305
Citigroup Global Markets	PLN	150,540,707	Purchase	03/09/2016	37,682,558	36,558
Citigroup Global Markets	RON	39,108,877	Sale	03/08/2016	9,529,141	120,701
Citigroup Global Markets	RUB	196,856,220	Purchase	03/18/2016	2,600,891	12,891
Goldman Sachs & Co.	BRL	35,397,724	Sale	04/04/2016	8,731,447	175,881
Goldman Sachs & Co.	INR	1,174,901,517	Purchase	03/22/2016	17,089,601	5,094
Goldman Sachs & Co.	ZAR	84,196,280	Sale	03/04/2016	5,290,375	2,625
J.P. Morgan Chase & Co.	BRL	41,954,788	Sale	04/04/2016	10,348,858	210,853
J.P. Morgan Chase & Co.	MXN	84,291,200	Purchase	05/10/2016	4,621,895	141,895
J.P. Morgan Chase & Co.	MYR	13,021,110	Purchase	03/29/2016	3,088,803	3,963
J.P. Morgan Chase & Co.	RON	42,024,424	Sale	03/08/2016	10,239,533	133,026
						$3,231,333

Citigroup Global Markets	BRL	10,826,911	Sale	03/02/2016	$2,694,751	$(74,745)
Citigroup Global Markets	BRL	10,826,911	Purchase	03/02/2016	2,694,751	(54,592)
Citigroup Global Markets	EUR	3,329,166	Purchase	03/07/2016	3,622,281	(23,742)
Citigroup Global Markets	EUR	3,385,745	Sale	03/07/2016	3,683,841	(7,342)
Citigroup Global Markets	IDR	205,775,900,000	Sale	03/17/2016	15,344,025	(308,165)
Citigroup Global Markets	MXN	392,569,653	Purchase	03/09/2016	21,635,035	(69,965)
Citigroup Global Markets	MXN	237,562,920	Purchase	03/17/2016	13,082,737	(50,169)
Citigroup Global Markets	PEN	25,851,435	Purchase	03/07/2016	7,343,671	(201,118)
Citigroup Global Markets	RON	39,108,877	Purchase	03/08/2016	9,529,141	(150,915)
Citigroup Global Markets	RON	39,108,877	Purchase	04/08/2016	9,532,544	(121,824)
Citigroup Global Markets	RUB	1,070,772,976	Sale	03/18/2016	14,147,196	(222,608)
Goldman Sachs & Co.	BRL	35,397,724	Purchase	03/02/2016	8,810,272	(176,202)
Goldman Sachs & Co.	BRL	35,397,724	Sale	03/02/2016	8,810,272	(247,688)
J.P. Morgan Chase & Co.	BRL	41,954,788	Sale	03/02/2016	10,442,285	(293,324)
J.P. Morgan Chase & Co.	BRL	41,954,788	Purchase	03/02/2016	10,442,285	(211,547)
J.P. Morgan Chase & Co.	RON	42,024,424	Purchase	03/08/2016	10,239,533	(161,007)
J.P. Morgan Chase & Co.	RON	42,024,424	Purchase	04/08/2016	10,243,190	(134,748)
J.P. Morgan Chase & Co.	TRY	131,809,797	Purchase	03/09/2016	44,333,659	(24,341)
						$(2,534,042)

**	The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Quarterly Statement of Investments

Stone Harbor Emerging Markets Corporate Debt Fund	Statement of Investments

February 29, 2016 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value Expressed (in U.S. $)

CORPORATE BONDS - 98.36%
Angola - 1.39%
Puma International Financing SA	USD	6.750%	02/01/2021	255,000	$235,875	(1)

Argentina - 1.90%
YPF SA:
	USD	8.875%	12/19/2018	106,000	109,975	(1)
	USD	8.750%	04/04/2024	215,000	212,334	(1)
					322,309

Brazil - 9.85%
Braskem America Finance Co.	USD	7.125%	07/22/2041	37,000	28,952	(1)
Braskem Finance Ltd.	USD	5.750%	04/15/2021	61,000	56,424	(2)
Cia Brasileira de Aluminio	USD	4.750%	06/17/2024	112,000	84,980	(1)
CIMPOR Financial Operations BV	USD	5.750%	07/17/2024	93,000	58,706	(1)
Cosan Luxembourg SA	USD	5.000%	03/14/2023	200,000	165,955	(1)
ESAL GmbH	USD	6.250%	02/05/2023	42,000	36,687	(1)
GTL Trade Finance, Inc.	USD	5.893%	04/29/2024	133,000	87,115	(1)
Itau Unibanco Holding SA	USD	5.650%	03/19/2022	100,000	94,625	(1)
Marfrig Overseas Ltd.	USD	9.500%	05/04/2020	92,000	92,690	(2)
Minerva Luxembourg SA	USD	7.750%	01/31/2023	301,000	286,101	(1)
Petrobras Global Finance BV:
	USD	2.000%	05/20/2016	219,000	218,310
	USD	2.886%	03/17/2017	60,000	57,600	(3)
	USD	5.375%	01/27/2021	219,000	164,305
QGOG Atlantic/Alaskan Rigs Ltd.	USD	5.250%	07/30/2018	45,719	30,289	(1)
Samarco Mineracao SA	USD	5.750%	10/24/2023	184,000	82,800	(1)
Vale Overseas Ltd.:
	USD	4.625%	09/15/2020	91,000	75,949
	USD	4.375%	01/11/2022	44,000	33,977
	USD	6.875%	11/10/2039	19,000	12,914
					1,668,379

Chile - 5.32%
Cencosud SA	USD	4.875%	01/20/2023	183,000	172,843	(1)
Colbun SA	USD	6.000%	01/21/2020	129,000	139,643	(1)
Empresa Electrica Angamos SA	USD	4.875%	05/25/2029	149,000	130,001	(1)
Empresa Nacional de Electricidad SA	USD	4.250%	04/15/2024	133,000	135,527
Empresa Nacional de Telecomunicaciones SA	USD	4.875%	10/30/2024	90,000	83,813	(1)
GeoPark Latin America Ltd. Agencia en Chile	USD	7.500%	02/11/2020	206,000	116,390	(1)
VTR Finance BV	USD	6.875%	01/15/2024	131,000	122,829	(1)
					901,046

China - 6.37%
China Life Insurance Co. Ltd.	USD	4.000%	07/03/2075	500,000	489,375	(3)
CITIC Ltd.	USD	8.625%	Perpetual	200,000	223,230	(3)
Lenovo Group Ltd.	USD	4.700%	05/08/2019	350,000	365,285
					1,077,890

Colombia - 4.96%
Bancolombia SA	USD	5.125%	09/11/2022	100,000	94,150
Ecopetrol SA:
	USD	5.875%	09/18/2023	52,000	46,394

	Currency	Rate	Maturity Date	Principal Amount*	Market Value Expressed (in U.S. $)
Colombia (continued)
Ecopetrol SA: (continued)
	USD	5.375%	06/26/2026	278,000	$226,918
Grupo Aval Ltd.	USD	4.750%	09/26/2022	87,000	79,026	(1)
Millicom International Cellular SA	USD	6.625%	10/15/2021	178,000	168,655	(1)
Oleoducto Central SA	USD	4.000%	05/07/2021	148,000	132,312	(1)
SUAM Finance BV	USD	4.875%	04/17/2024	95,000	91,794	(1)
					839,249

Guatemala - 1.06%
Comcel Trust via Comunicaciones Celulares SA	USD	6.875%	02/06/2024	200,000	180,000	(1)

Hong Kong - 4.35%
Hutchison Whampoa International 12 Ltd.	USD	6.000%	Perpetual	240,000	248,690	(2)(3)
Towngas Finance Ltd.	USD	4.750%	Perpetual	475,000	487,350	(3)
					736,040

India - 6.78%
ABJA Investment Co. Pte Ltd.	USD	5.950%	07/31/2024	200,000	172,247
Bharti Airtel International Netherlands BV:
	USD	5.125%	03/11/2023	48,000	50,287	(1)
	USD	5.350%	05/20/2024	100,000	106,123	(2)
Greenko Dutch BV	USD	8.000%	08/01/2019	296,000	312,788	(2)
ICICI Bank Ltd.	USD	6.375%	04/30/2022	100,000	101,585	(2)(3)
Reliance Industries Ltd.	USD	4.125%	01/28/2025	99,000	98,882	(1)
Vedanta Resources PLC:
	USD	6.750%	06/07/2016	200,000	196,000	(2)
	USD	6.000%	01/31/2019	32,000	18,820	(1)
	USD	8.250%	06/07/2021	49,000	26,557	(1)
	USD	7.125%	05/31/2023	120,000	64,500	(1)
					1,147,789

Indonesia - 2.22%
Listrindo Capital BV	USD	6.950%	02/21/2019	100,000	102,215	(1)
Perusahaan Gas Negara Persero Tbk PT	USD	5.125%	05/16/2024	75,000	75,188	(1)
TBG Global Pte Ltd.	USD	4.625%	04/03/2018	200,000	198,000	(1)
					375,403

Israel - 5.12%
B Communications Ltd.	USD	7.375%	02/15/2021	333,000	361,721	(1)
Delek & Avner Tamar Bond Ltd.:
	USD	3.839%	12/30/2018	77,000	77,192	(1)
	USD	5.082%	12/30/2023	433,000	427,588	(1)
					866,501

Jamaica - 1.99%
Digicel Group Ltd.:
	USD	8.250%	09/30/2020	107,000	83,460	(1)
	USD	7.125%	04/01/2022	358,000	254,180	(2)
					337,640

Kazakhstan - 2.08%
Zhaikmunai LLP	USD	7.125%	11/13/2019	445,000	351,550	(1)

Macau - 1.99%
MCE Finance Ltd.	USD	5.000%	02/15/2021	150,000	139,875	(1)
Studio City Finance Ltd.	USD	8.500%	12/01/2020	200,000	197,000	(1)
					336,875

	Currency	Rate	Maturity Date	Principal Amount*	Market Value Expressed (in U.S. $)
Mexico - 8.92%
Alfa SAB de CV	USD	5.250%	03/25/2024	150,000	$152,813	(1)
BBVA Bancomer SA	USD	6.750%	09/30/2022	104,000	110,968	(1)
Cemex SAB de CV:
	USD	9.500%	06/15/2018	105,000	111,825	(1)
	USD	7.250%	01/15/2021	120,000	120,588	(1)
	USD	5.700%	01/11/2025	121,000	106,026	(1)
Metalsa SA de CV	USD	4.900%	04/24/2023	331,000	294,176	(1)
Mexico Generadora De Energia	USD	5.500%	12/06/2032	172,347	142,186	(1)
Nemak SAB de CV	USD	5.500%	02/28/2023	154,000	155,309	(1)
Sixsigma Networks Mexico SA de CV	USD	8.250%	11/07/2021	178,000	156,640	(1)
Southern Copper Corp.	USD	5.250%	11/08/2042	212,000	159,530
					1,510,061

Morocco - 2.01%
OCP SA:
	USD	5.625%	04/25/2024	112,000	114,520	(1)
	USD	4.500%	10/22/2025	168,000	157,500	(1)
	USD	6.875%	04/25/2044	70,000	68,338	(1)
					340,358

Peru - 1.71%
Cia Minera Ares SAC	USD	7.750%	01/23/2021	157,000	144,048	(1)
Cia Minera Milpo SAA	USD	4.625%	03/28/2023	178,000	146,280	(1)
					290,328

Philippines - 1.31%
FPT Finance Ltd.	USD	6.375%	09/28/2020	200,000	221,340

Russia - 8.83%
Gazprom OAO Via Gaz Capital SA:
	USD	8.146%	04/11/2018	286,000	308,451	(1)
	USD	9.250%	04/23/2019	52,000	58,565	(1)
	USD	6.510%	03/07/2022	104,000	106,210	(1)
Rosneft Finance SA	USD	7.875%	03/13/2018	239,000	253,937	(1)
Rosneft Oil Co. via Rosneft International Finance Ltd.	USD	4.199%	03/06/2022	375,000	335,625	(1)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC	USD	7.748%	02/02/2021	38,000	39,758	(1)
VimpelCom Holdings BV	USD	7.504%	03/01/2022	382,000	392,983	(2)
					1,495,529

Singapore - 3.83%
DBS Bank Ltd.	USD	3.625%	09/21/2022	40,000	40,883	(2)(3)
Oversea-Chinese Banking Corp. Ltd.:
	USD	3.150%	03/11/2023	200,000	202,514	(1)(3)
	USD	4.000%	10/15/2024	61,000	62,855	(1)(3)
Pratama Agung Pte Ltd.	USD	6.250%	02/24/2020	350,000	342,125
					648,377

South Africa - 2.23%
Eskom Holdings SOC Ltd.	USD	6.750%	08/06/2023	32,000	27,808	(1)
Myriad International Holdings BV	USD	5.500%	07/21/2025	359,000	349,576	(1)
					377,384

South Korea - 1.79%
Korea Gas Corp.	USD	3.875%	02/12/2024	150,000	162,737	(1)
Korea National Oil Corp.	USD	3.250%	07/10/2024	134,000	139,570	(1)
					302,307

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Market Value Expressed (in U.S. $)
Thailand - 3.22%
Bangkok Bank PCL:
	USD	3.300%	10/03/2018	64,000	$65,744	(1)
	USD	3.875%	09/27/2022	136,000	143,895	(1)
PTT Exploration & Production PCL	USD	4.875%	Perpetual	373,000	335,700	(1)(3)
					545,339

Turkey - 3.60%
Turk Telekomunikasyon AS	USD	4.875%	06/19/2024	276,000	261,855	(1)
Turkiye Garanti Bankasi AS:
	USD	4.750%	10/17/2019	24,000	24,060	(1)
	USD	5.250%	09/13/2022	101,000	100,843	(1)
Turkiye Vakiflar Bankasi TAO	USD	6.875%	02/03/2025	230,000	223,675	(1)(3)
					610,433

United Arab Emirates - 5.53%
Dubai Holding Commercial Operations MTN Ltd.	GBP	6.000%	02/01/2017	250,000	351,877
MAF Global Securities Ltd.	USD	7.125%	Perpetual	562,000	584,480	(3)
					936,357

TOTAL CORPORATE BONDS (Cost $17,424,176)					16,654,359

SHORT TERM INVESTMENTS - 0.29%
Money Market Mutual Funds - 0.29%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Class (7-Day Yield)	USD	0.384%	N/A	48,864	48,864

TOTAL SHORT TERM INVESTMENTS (Cost $48,864)					48,864

Total Investments - 98.65% (Cost $17,473,040)					16,703,223

Other Assets In Excess of Liabilities - 1.35%					229,112

Net Assets - 100.00%					$16,932,335

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
GBP	-	Great Britain Pound
USD	-	United States Dollar

(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $10,389,130, which represents approximately 61.36% of net assets as of February 29, 2016.

(2)
Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of February 29, 2016, the aggregate market value of those securities was $1,802,346, which represents approximately 10.64% of net assets.

(3)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of February 29, 2016.

Common Abbreviations:
AS	-	Anonim Sirket is the Turkish term for Incorporation.
BV	-	Besloten Vennootschap is the Dutch term for private limited liability company.
GmbH	-	Gesellschaft mit beschrankter Haftung is the German term for a company with limited liability.
LLP	-	Limited Liability Partnership.
Ltd.	-	Limited.
MTN	-	Medium Term Note.
OAO	-	Otkrytoe Aktsionernoe Obschestvo is the Russian term for Open Joint Stock Company.
OJSC	-	Open Joint Stock Company.
PCL	-	A rearrangement of the letters for Public Limited Company, used in Thailand.
PLC	-	Public Limited Company.
Pte	-	Private.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.
SA de CV	-	A Variable Capital Company.
SAA	-	Sociedad Anonima Abierta is the Peruvian term used for companies with 20 or more shareholders.
SAB de CV	-	A Variable Capital Company.
SAC	-	Sociedad Anonima Abierta is the Peruvian term used for a publicly traded corporation.
SOC	-	State Owned Company
TAO	-	Turk Anonim Ortakligi is the Turkish term for Corporation.
Tbk PT	-	Terbuka is the Indonesian term for limited liability company.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
Counterparty	Foreign Currency	Contracted Amount**	Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
J.P. Morgan Chase & Co.	GBP	861,477	Sale	03/04/2016	$1,199,055	$36,963
						$36,963

J.P. Morgan Chase & Co.	GBP	608,324	Purchase	03/04/2016	$846,701	$(15,976)
						$(15,976)

**	The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Quarterly Statement of Investments

Stone Harbor Investment Grade Fund	Statement of Investments

February 29, 2016 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
CORPORATE BONDS - 38.65%
Automotive - 1.46%
Ford Motor Credit Co. LLC	USD	3.157%	08/04/2020	75,000	$74,770
General Motors Financial Co., Inc.	USD	3.700%	11/24/2020	75,000	73,842
Hyundai Capital America	USD	2.550%	02/06/2019	75,000	75,284	(1)
					223,896

Banking - 7.17%
American Express Co.	USD	3.625%	12/05/2024	50,000	49,340
Bank of America Corp.:
	USD	6.050%	05/16/2016	25,000	25,245
	USD	3.300%	01/11/2023	175,000	175,177
	USD	3.950%	04/21/2025	25,000	24,251
BPCE SA	USD	5.700%	10/22/2023	50,000	51,603	(1)
Capital One Bank USA NA	USD	3.375%	02/15/2023	50,000	48,714
Capital One Financial Corp.	USD	6.750%	09/15/2017	50,000	53,364
Citigroup, Inc.:
	USD	3.500%	05/15/2023	100,000	98,362
	USD	3.875%	03/26/2025	75,000	72,377
Goldman Sachs Capital I	USD	6.345%	02/15/2034	50,000	56,403
Mizuho Bank Ltd.	USD	3.600%	09/25/2024	75,000	78,027	(1)
Morgan Stanley	USD	4.875%	11/01/2022	50,000	52,791
The PNC Financial Services Group, Inc.	USD	3.900%	04/29/2024	100,000	103,490
Santander UK PLC	USD	5.000%	11/07/2023	75,000	75,812	(1)
US Bancorp	USD	3.600%	09/11/2024	75,000	77,957
Wells Fargo & Co., Series M	USD	3.450%	02/13/2023	50,000	50,721
					1,093,634

Chemicals - 0.62%
Eastman Chemical Co.	USD	4.650%	10/15/2044	25,000	21,527
The Mosaic Co.	USD	4.250%	11/15/2023	75,000	73,466
					94,993

Consumer Products - 0.32%
Newell Rubbermaid, Inc.	USD	4.000%	06/15/2022	50,000	49,146

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Diversified Manufacturing - 0.34%
Siemens Financieringsmaatschappij NV	USD	3.250%	05/27/2025	50,000	$51,719	(1)

Drillers/Services - 0.83%
Schlumberger Holdings Corp.	USD	4.000%	12/21/2025	100,000	99,418	(1)
Transocean, Inc.	USD	7.125%	12/15/2021	50,000	27,875
					127,293

Electric - 2.81%
Ameren Corp.	USD	2.700%	11/15/2020	75,000	76,113
DTE Energy Co., Series F	USD	3.850%	12/01/2023	75,000	79,094
Exelon Generation Co. LLC	USD	5.600%	06/15/2042	75,000	68,139
Georgia Power Co.	USD	4.300%	03/15/2042	50,000	49,493
Oncor Electric Delivery Co. LLC	USD	2.150%	06/01/2019	80,000	79,450
Wisconsin Energy Corp.	USD	2.450%	06/15/2020	75,000	76,015
					428,304

Environmental Services - 0.51%
Republic Service, Inc.	USD	3.550%	06/01/2022	75,000	78,764

Exploration & Production - 0.98%
Anadarko Petroleum Corp.	USD	6.450%	09/15/2036	50,000	41,623
Apache Corp.	USD	5.100%	09/01/2040	75,000	55,171
Continental Resources, Inc.	USD	4.500%	04/15/2023	75,000	54,075
					150,869

Food and Beverage - 2.39%
Anheuser-Busch InBev Finance, Inc.:
	USD	2.650%	02/01/2021	50,000	50,924
	USD	4.900%	02/01/2046	75,000	80,586
Kraft Heinz Foods Co.:
	USD	4.875%	02/15/2025	50,000	54,761	(1)
	USD	5.200%	07/15/2045	25,000	27,026	(1)
PepsiCo, Inc.	USD	4.250%	10/22/2044	50,000	51,845
Whole Foods Market, Inc.	USD	5.200%	12/03/2025	100,000	100,877	(1)
					366,019

Gas Pipelines - 2.53%
Boardwalk Pipelines LP	USD	3.375%	02/01/2023	50,000	39,815
Dominion Gas Holdings LLC	USD	4.800%	11/01/2043	25,000	24,601
Dominion Resources, Inc.	USD	7.500%	06/30/2066	25,000	21,000	(2)
EQT Midstream Partners LP	USD	4.000%	08/01/2024	100,000	75,952

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Gas Pipelines (continued)
Kinder Morgan, Inc.	USD	5.550%	06/01/2045	75,000	$62,479
Plains All American Pipeline LP / PAA Finance Corp.	USD	3.600%	11/01/2024	50,000	38,514
Spectra Energy Partners LP	USD	3.500%	03/15/2025	50,000	45,578
TransCanada PipeLines Ltd.	USD	4.875%	01/15/2026	75,000	77,475
					385,414

Healthcare - 1.17%
Medtronic, Inc.:
	USD	3.150%	03/15/2022	50,000	52,182
	USD	4.625%	03/15/2045	25,000	26,705
Thermo Fisher Scientific, Inc.	USD	1.300%	02/01/2017	25,000	24,917
Zimmer Biomet Holdings, Inc.	USD	2.700%	04/01/2020	75,000	75,154
					178,958

Healthcare Insurance - 0.47%
Humana, Inc.	USD	4.625%	12/01/2042	75,000	71,802

Leisure - 0.32%
Time Warner, Inc.	USD	3.600%	07/15/2025	50,000	49,320

Life Insurance - 0.59%
American International Group, Inc.	USD	3.875%	01/15/2035	75,000	63,619
Nippon Life Insurance Co.	USD	5.100%	10/16/2044	25,000	26,062	(1)(2)
					89,681

Lodging - 0.50%
Marriott International, Inc.	USD	3.000%	03/01/2019	75,000	76,527

Media Cable - 1.68%
CCO Safari II LLC:
	USD	3.579%	07/23/2020	50,000	50,164	(1)
	USD	6.484%	10/23/2045	50,000	52,661	(1)
Comcast Corp.	USD	4.250%	01/15/2033	75,000	76,960
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc	USD	6.000%	08/15/2040	75,000	77,573
					257,358

Media Other - 1.60%
21st Century Fox America, Inc.	USD	6.650%	11/15/2037	25,000	27,991
CBS Corp.	USD	4.850%	07/01/2042	75,000	67,273
The Interpublic Group of Cos, Inc.	USD	3.750%	02/15/2023	75,000	73,468

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Media Other (continued)
Omnicom Group, Inc.:
	USD	3.625%	05/01/2022	25,000	$25,522
	USD	3.650%	11/01/2024	50,000	50,293
					244,547

Metals/Mining/Steel - 0.44%
Newmont Mining Corp.	USD	6.250%	10/01/2039	75,000	66,882

Non Captive Finance - 1.13%
Air Lease Corp.	USD	3.875%	04/01/2021	75,000	72,750
Discover Bank	USD	4.250%	03/13/2026	50,000	49,547
Synchrony Financial	USD	4.250%	08/15/2024	50,000	50,138
					172,435

Paper/Forest Products - 0.34%
Packaging Corp. of America	USD	3.900%	06/15/2022	50,000	51,379

Pharmaceuticals - 1.51%
Actavis Funding SCS:
	USD	3.450%	03/15/2022	50,000	51,157
	USD	4.550%	03/15/2035	25,000	25,206
Amgen, Inc.	USD	3.625%	05/22/2024	75,000	77,588
Gilead Sciences, Inc.	USD	4.500%	02/01/2045	75,000	76,306
					230,257

Railroads - 0.33%
Burlington Northern Sante Fe LLC	USD	4.400%	03/15/2042	50,000	50,505

Real Estate Investment Trust (REITs) - 1.95%
Avalonbay Communties, Inc., Series GMTN	USD	3.450%	06/01/2025	25,000	25,560
Corporate Office Properties LP	USD	3.600%	05/15/2023	50,000	46,632
DDR Corp.	USD	3.375%	05/15/2023	75,000	72,919
Digital Realty Trust LP	USD	4.750%	10/01/2025	75,000	76,053	(1)
Kimco Realty Corp.	USD	3.200%	05/01/2021	75,000	76,229
					297,393

Refining - 0.45%
Phillips 66	USD	4.650%	11/15/2034	75,000	68,704

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Restaurants - 0.51%
McDonald's Corp.	USD	2.750%	12/09/2020	75,000	$77,263

Retail Food/Drug - 1.08%
CVS Pass-Through Trust	USD	6.036%	12/10/2028	55,054	61,683
JB y Cia SA de CV	USD	3.750%	05/13/2025	50,000	48,880	(1)
The Kroger Co.	USD	5.150%	08/01/2043	50,000	55,335
					165,898

Retail Non Food/Drug - 0.77%
The Home Depot, Inc.	USD	2.625%	06/01/2022	50,000	51,193
Macy's Retail Holdings, Inc.	USD	2.875%	02/15/2023	75,000	67,855
					119,048

Technology - 1.11%
Apple, Inc.	USD	3.850%	05/04/2043	75,000	70,322
Ingram Micro, Inc.	USD	4.950%	12/15/2024	50,000	49,028
Tencent Holdings Ltd.	USD	3.800%	02/11/2025	50,000	50,844	(1)
					170,194

Transportation Non Air/Rail - 1.48%
ERAC USA Finance LLC	USD	3.850%	11/15/2024	50,000	50,695	(1)
FedEx Corp.	USD	5.100%	01/15/2044	75,000	77,194
Ryder System, Inc.	USD	2.450%	09/03/2019	100,000	99,098
					226,987

Wireless - 0.35%
Rogers Communications, Inc.	USD	5.450%	10/01/2043	50,000	54,021

Wirelines - 0.91%
AT&T, Inc.	USD	2.450%	06/30/2020	25,000	24,927
Verizon Communications, Inc.:
	USD	5.150%	09/15/2023	50,000	56,704
	USD	6.400%	09/15/2033	50,000	58,434
					140,065

TOTAL CORPORATE BONDS (Cost $6,069,476)					5,909,275

ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES - 9.21%
1211 Avenue of the Americas Trust, Series 2015-1211	USD	3.901%	08/10/2035	25,000	26,654	(1)
AMPLIT Trust, Series 2015-A	USD	5.000%	09/15/2021	21,214	21,134	(1)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
Banc of America Funding Corp., Series 2012-R6	USD	0.617%	07/26/2036	28,909	$27,966	(1)(2)
BHMS Mortgage Trust, Series 2014-ATLS	USD	1.929%	07/05/2033	25,000	24,771	(1)(2)
Citigroup Mortgage Loan Trust, Series 2012-1	USD	0.797%	06/25/2035	10,893	10,776	(1)(2)
COMM Mortgage Trust, Series 2006-C8	USD	5.306%	12/10/2046	77,119	78,230
Ellington Loan Acquisition Trust, Series 2007-1	USD	1.336%	05/28/2037	20,536	20,389	(1)(2)
Financial Asset Securities Corp. AAA Trust, Series 2005-2	USD	0.726%	11/26/2035	35,662	33,010	(1)(2)
Freddie Mac Whole Loan Securities Trust, Series 2015-SC02	USD	3.000%	09/25/2045	97,493	99,075
GAHR Commercial Mortgage Trust, Series 2015-NRF	USD	1.727%	12/15/2016	99,084	98,171	(1)(2)
Hyatt Hotel Portfolio Trust, Series 2015-HYT	USD	1.680%	11/15/2029	100,000	99,552	(1)(2)
Invitation Homes Trust, Series 2013-SFR1	USD	1.579%	12/17/2030	48,138	47,148	(1)(2)
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18	USD	5.440%	06/12/2047	44,964	45,886
LSTAR Securities Investment Trust:
Series 2015-10	USD	2.426%	11/02/2020	95,500	93,714	(1)(2)
Series 2015-9	USD	2.428%	10/01/2020	96,589	94,582	(1)(2)
ML-CFC Commercial Mortgage Trust, Series 2007-8	USD	5.887%	08/12/2049	25,000	25,474	(2)
Oak Hill Advisors Residential Loan Trust, Series 2015-NPL1	USD	3.475%	01/25/2055	10,703	10,696	(1)(3)
RBSSP Resecuritization Trust:
Series 2012-6	USD	0.767%	11/26/2035	49,365	44,922	(1)(2)
Series 2012-6	USD	0.757%	01/26/2036	49,599	46,732	(1)(2)
Series 2012-6	USD	0.577%	08/26/2036	66,983	64,447	(1)(2)
Series 2013-1	USD	0.597%	01/26/2037	49,623	45,954	(1)(2)
TAL Advantage V LLC, Series 2013-2A	USD	3.550%	11/20/2038	38,750	37,298	(1)
Towd Point Mortgage Trust:
Series 2015-3	USD	3.000%	03/25/2054	87,022	87,820	(1)(2)
Series 2015-5	USD	2.750%	05/25/2055	47,341	47,410	(1)(2)
US Residential Opportunity Fund III Trust, Series 2015-1III	USD	3.721%	01/27/2035	36,113	35,921	(1)
VOLT XXII LLC, Series 2015-NPL4	USD	3.500%	02/25/2055	30,555	30,371	(1)(3)
VOLT XXV LLC, Series 2015-NPL8	USD	3.500%	06/26/2045	42,709	42,165	(1)(3)
VOLT XXXIII LLC, Series 2015-NPL5	USD	3.500%	03/25/2055	20,525	20,240	(1)(3)
VOLT XXXIX LLC, Series 2015-NP13	USD	4.125%	10/25/2045	48,623	48,506	(1)(3)

TOTAL ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $1,402,967)					1,409,014

U.S. TREASURY BONDS/NOTES - 15.30%
U.S. Treasury Notes:
	USD	1.625%	04/30/2019	150,000	153,132
	USD	1.375%	09/30/2020	400,000	402,930

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Market Value (Expressed in U.S. $)
U.S. TREASURY BONDS/NOTES (continued)
U.S. Treasury Notes (continued)
	USD	2.000%	11/15/2021	925,000	$956,887
	USD	2.750%	02/15/2024	100,000	108,586
	USD	2.250%	11/15/2024	100,000	104,531
	USD	2.000%	08/15/2025	600,000	613,559

TOTAL U.S. TREASURY BONDS/NOTES (Cost $2,257,804)					2,339,625

U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 23.79%
FHLMC TBA	USD	3.000%	03/14/2016	100,000	102,332	(4)
FNMA TBA:
	USD	3.000%	03/14/2016	500,000	512,793	(4)
	USD	3.500%	03/14/2016	1,250,000	1,309,887	(4)
	USD	4.000%	03/14/2016	525,000	560,294	(4)
	USD	4.500%	03/14/2016	375,000	407,524	(4)
	USD	5.000%	03/14/2016	250,000	276,792	(4)
	USD	2.500%	03/17/2016	100,000	102,555	(4)
	USD	3.000%	03/17/2016	300,000	312,879	(4)
GNMA TBA	USD	3.500%	03/22/2016	50,000	52,694	(4)

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES (Cost $3,627,789)					3,637,750

SHORT TERM INVESTMENTS - 12.98%
Money Market Mutual Funds - 12.98%
Dreyfus Institutional Cash Advantage Fund -Institutional Advantage Class (7-Day Yield)	USD	0.384%	N/A	1,984,504	1,984,504

TOTAL SHORT TERM INVESTMENTS (Cost $1,984,504)					1,984,504

Total Investments - 99.93% (Cost $15,342,540)					15,280,168
Other Assets in Excess of Liabilities - 0.07%					11,118

Net Assets - 100.00%					$15,291,286

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD	-	United States Dollar

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,130,235, which represents approximately 13.93% of net assets as of February 29, 2016.
(2)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of February 29, 2016.
(3)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of February 29, 2016.
(4)	Investment purchased on a delayed delivery basis.

Common Abbreviations:
FNMA	-	Fannie Mae.
FHLMC	-	Freddie Mac.
GMTN	-	Global Medium Term Note
GNMA	-	Government National Mortgage Association.
LLC	-	Lmited Liability Corporation.
LP	-	Limited Partnership.
Ltd	-	Limited.
NA	-	National Association.
NV	-	Naamloze Vennootshap is the Dutch term for a Public Limited Liability Corporation.
PLC	-	Public Limited Company.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.
SA de CV	-	A Variable Capital Company.
SCS	-	Societe en Commandite Simple is the French term for limited partnership.
TBA	-	To Be Annoucned.
UK	-	United Kingdom.

Stone Harbor Strategic Income Fund	Statement of Investments
February 29, 2016 (Unaudited)

	Currency	Rate	Shares*	Market Value (Expressed in U.S. $)

OPEN-END FUNDS - 97.84%
Stone Harbor Emerging Markets Debt Fund	USD	N/A	736,730	7,050,509	(1)
Stone Harbor High Yield Bond Fund	USD	N/A	1,580,294	11,947,020	(1)
Stone Harbor Investment Grade Fund	USD	N/A	1,496,048	15,274,650	(1)
				34,272,179

TOTAL OPEN-END FUNDS (Cost $37,417,547)				34,272,179

	Counterparty	Currency	Expiration Date	Exercise Price	Number of Contracts	Market Value (Expressed in U.S. $)
PURCHASED OPTIONS - 0.09%
Foreign Currency Call Option - 0.09%
USD Call/JPY Put	J.P. Morgan Chase & Co.	JPY	08/29/2016	116.00	190,023,080	29,164

TOTAL PURCHASED OPTIONS						29,164
(Cost $30,371)

SHORT TERM INVESTMENTS - 0.25%
Money Market Mutual Funds - 0.25%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Class (7-Day Yield)		USD		0.384%	88,311	88,311

TOTAL SHORT TERM INVESTMENTS						88,311
(Cost $88,311)

Total Investments - 98.18%						34,389,654
(Cost $37,536,229)
Other Assets In Excess of Liabilities - 1.82%						637,988	(2)

Net Assets - 100.00%						$35,027,642

* The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
EUR	-	Euro Currency
GBP	-	Great Britain Pound
JPY	-	Japanese Yen
MXN	-	Mexican Peso
USD	-	United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.
(2)	Includes cash which is being held as collateral for futures contracts and credit default swaps.

See Notes to Quarterly Statement of Investments

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
						Unrealized
	Foreign	Contracted	Purchase/Sale	Settlement	Current	Appreciation/
Counterparty	Currency	Amount**	Contract	Date	Value	(Depreciation)
Citigroup Global Markets	MXN	14,514,500	Purchase	03/08/2016	$799,987	$1,039
J.P. Morgan Chase & Co.	EUR	108,200	Sale	03/04/2016	117,717	312
J.P. Morgan Chase & Co.	GBP	36,900	Sale	03/04/2016	51,360	1,649
						$3,000

**    The contracted amount is stated in the currency in which the contract is denominated.

FUTURES CONTRACTS

Description	Position	Contracts	Currency	Expiration Date	Notional Amount*	Unrealized Appreciation/(Depreciation)
Euro-Bund Future	Long	23	EUR	3/08/16	3,831,340	$230,439
Long Gilt Future	Long	6	GBP	6/28/16	731,460	5,595
US Ultra T-Bond	Long	2	USD	6/21/16	346,313	1,703
					4,909,113	$237,737

US 10Yr Note Future	Short	(62)	USD	6/21/16	(8,091,969)	$(969)
					(8,091,969)	$(969)

* The notional amount of each security is stated in the currency in which the security is denominated.

CREDIT DEFAULT SWAP CONTRACTS ON CREDIT INDICES ISSUE - BUY PROTECTION(3)

Reference Obligations	Clearinghouse	Fixed Deal Pay Rate	Maturity Date	Implied Credit Spread at February 29, 2016(4)	Notional Amount(5)	Market Value	Upfront Premiums Received	Unrealized Appreciation
CDX HY NA 25 5Y	Intercontinental Exchange	5.000%	12/20/2020	5.225%	$2,650,000	$23,632	$54,588	$78,220
						$23,632	$54,588	$78,220

(3)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(4)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(5)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Stone Harbor Emerging Markets Debt Allocation Fund	Statement of Investments
February 29, 2016 (Unaudited)

				Market Value
	Currency	Rate	Shares*	(Expressed in U.S. $)

OPEN-END FUNDS - 99.97%
Stone Harbor Emerging Markets Debt Fund	USD	N/A	6,078,508	58,171,321	(1)
Stone Harbor Local Markets Fund	USD	N/A	8,248,056	60,293,293	(1)(2)
				118,464,614

TOTAL OPEN-END FUNDS				118,464,614
(Cost $131,137,986)

Total Investments - 99.97%				118,464,614
(Cost $131,137,986)
Other Assets In Excess of Liabilities - 0.03%				38,170

Net Assets - 100.00%				$118,502,784

* The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD	-	United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.
(2)	Non-income producing security.

Stone Harbor Investment Funds	Notes to Quarterly Statements of Investments
February 29, 2016 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Stone Harbor Investment Funds, which consists of Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, and Stone Harbor Emerging Markets Debt Allocation Fund (each, a “Fund” and together, the “Funds”) is a Massachusetts business trust (the “Trust”), organized on February 20, 2007 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of each Fund are currently divided into two classes, designated Institutional Class Shares and Distributor Class Shares. As of the date of this report, Distributor Class shares were not offered for sale in each Fund. The Trust’s Declaration of Trust permits the Trustees to create additional funds and share classes.

The Emerging Markets Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Fixed Income Securities. “Emerging Markets Fixed Income Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to countries with emerging securities markets or whose performance is linked to those countries’ markets, economies or ability to repay loans. Emerging Markets Fixed Income Securities may be denominated in non‐U.S. currencies or the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Fixed Income Securities also include derivatives and other instruments used to hedge or gain exposure to emerging securities markets (for example, futures or other derivatives whose return is based on specific emerging markets securities or indices).

The High Yield Bond Fund’s investment objective is to maximize total return. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in High Yield Debt Securities. “High Yield Debt Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) rated below investment grade (or, if unrated, of comparable quality as determined by Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”). These types of securities and instruments are commonly referred to as “high yield” securities or “junk bonds,” and may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock and other obligations of U.S. and non‐U.S. issuers. High Yield Debt Securities also include securities or other instruments whose return is based on the return of high yield securities, including derivative instruments and instruments created to hedge or gain exposure to the high yield markets.

The Local Markets Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. “Emerging Markets Investments” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to an emerging market country, which are denominated in the predominant currency of the local market of an emerging market country (an “Emerging Markets Currency”) or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. Although under normal circumstances a significant portion of the Fund’s investments will be denominated in Emerging Markets Currencies, Emerging Markets Investments may be denominated in non‐Emerging Markets Currencies, including the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Investments also include Emerging Markets Currencies and derivatives and other instruments used to hedge or gain exposure to emerging securities markets or Emerging Markets Currencies (for example, futures or other derivatives whose return is based on specific emerging markets securities, emerging markets indices or Emerging Markets Currencies).

The Emerging Markets Corporate Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Corporate Debt Investments. “Emerging Markets Corporate Debt Investments” are debt instruments, including loans, issued by corporations or other business organizations that are economically tied to an emerging market country. A corporation or other business organization is economically tied to an emerging market country if it issues securities that are principally traded on the country’s securities markets or if it is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Corporate Debt Investments also include derivative instruments used for hedging purposes or to otherwise gain or reduce long or short exposure to Emerging Markets Corporate Debt Investments.

The Investment Grade Fund’s investment objective is to maximize total return. The Fund invests in various types of fixed income securities and under normal market conditions will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Investment Grade Debt Securities. “Investment Grade Debt Securities” include fixed income securities that are rated investment grade by any of Moody’s Investors Service, Inc., Standard & Poor’s Rating Services, Fitch Ratings, Inc., DBRS or other qualified rating agencies or, if unrated, are determined by the Adviser to be of comparable quality, and derivative instruments related to those securities.

The Strategic Income Fund’s investment objective is to maximize total return. The Fund is intended to provide broad exposure to global credit markets. The Fund, either directly or through investment in the underlying funds (defined below), may invest in a broad variety of fixed income and other income producing securities and instruments (including derivatives), and will not be limited in terms of type of instrument, geography, credit rating or duration. The Fund may invest all or a significant portion of its assets in Stone Harbor Investment Grade Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Emerging Markets Debt Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund and other funds sponsored or advised by the Adviser (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Allocation Fund’s investment objective is to maximize total return. The Fund, either directly or through investment in the underlying funds (defined below), will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. Emerging Markets Investments include fixed income securities and other income producing securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps), that economically are tied to an emerging market country or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. The Fund may invest all or a significant portion of its assets in Stone Harbor Emerging Markets Debt Fund and Stone Harbor Local Markets Fund (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Fund and Local Markets Fund are each classified as “non‐diversified” under the 1940 Act. As a result, these Funds can invest a greater portion of their respective assets in obligations of a single issuer than a “diversified” fund. These Funds may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The High Yield Bond Fund, Emerging Markets Corporate Debt Fund, Investment Grade Fund, Strategic Income Fund, and Emerging Markets Debt Allocation Fund are diversified funds. The Emerging Markets Corporate Debt Fund was previously classified as a non‐diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, the Emerging Markets Corporate Debt Fund is now classified as a diversified company.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their Statement of Investments. Each Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”). The policies are in conformity with GAAP. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Debt securities, including bank loans and linked notes are generally valued at the mean between the closing bid and asked prices provided by independent pricing services or brokers that are based on transactions in debt obligations, quotations from dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees (the “Board”). Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Open-end funds and money market mutual funds are valued at their net asset value. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Credit default swaps are priced by an independent pricing service based off of the underlying terms of the swap. Over‐the‐counter traded derivatives (primarily swaps) are priced by an independent pricing service. Derivatives which are cleared by an exchange are priced by such exchange. Foreign currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern time.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

Level 2 —
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curve, rates, and similar data.

Level 3 —
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of each Fund’s investments and financial instruments based on the three-tier hierarchy as of February 29, 2016:

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Emerging Markets Debt Fund
Sovereign Debt Obligations	$–	$997,496,262	$–	$997,496,262
Bank Loans	–	–	124,983	124,983
Corporate Bonds	–	468,186,185	–	468,186,185
Credit Linked Notes
Colombia	–	1,174,641	–	1,174,641
Iraq	–	–	5,449,281	5,449,281
Venezuela	–	–	15,339,607	15,339,607
Short Term Investments	21,946,048	–	–	21,946,048
Total	$21,946,048	$1,466,857,088	$20,913,871	$1,509,717,007

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$299,133	$–	$299,133
Credit Default Swap Contracts	–	4,961,612	–	4,961,612
Liabilities
Forward Foreign Currency Contracts	–	(885,310)	–	(885,310)
Interest Rate Swap Contracts	–	(2,725,715)	–	(2,725,715)
Total	$–	$1,649,720	$–	$1,649,720

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor High Yield Bond Fund
Corporate Bonds	$–	$221,010,904	$–	$221,010,904
Bank Loans	–	23,692,390	–	23,692,390
Common/Preferred Stocks	114,884	–	–	114,884
Short Term Investments	7,644,574	–	–	7,644,574
Total	$7,759,458	$244,703,294	$–	$252,462,752

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$142,687	$–	$142,687

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Liabilities
Forward Foreign Currency Contracts	$–	$(3,225)	$–	$(3,225)
Total	$–	$139,463	$–	$139,463

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Local Markets Fund
Sovereign Debt Obligations	$–	$663,541,731	$–	$663,541,731
Corporate Bonds	–	63,565,986	–	63,565,986
Short Term Investments	5,425,173	–	–	5,425,173
Total	$5,425,173	$727,107,717	$–	$732,532,890

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$3,231,333	$–	$3,231,333
Liabilities
Forward Foreign Currency Contracts	–	(2,534,042)	–	(2,534,042)
Total	$–	$697,291	$–	$697,291

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Emerging Markets Corporate Debt Fund
Corporate Bonds	$–	$16,654,359	$–	$16,654,359
Short Term Investments	48,864	–	–	48,864
Total	$48,864	$16,654,359	$–	$16,703,223

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$36,963	$–	$36,963
Liabilities
Forward Foreign Currency Contracts	–	(15,976)	–	(15,976)
Total	$–	$20,987	$–	$20,987

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Investment Grade Fund
Corporate Bonds	$–	$5,909,275	$–	$5,909,275
Asset Backed/Commercial Mortgage Backed Securities	–	1,409,014	–	1,409,014
U.S. Treasury Bonds/Notes	–	2,339,625	–	2,339,625
U.S. Government Agency Mortgage Backed Securities	–	3,637,750	–	3,637,750
Short Term Investments	1,984,504	–	–	1,984,504
Total	$1,984,504	$13,295,664	$–	$15,280,168

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Strategic Income Fund
Open-End Funds	$34,272,179	$–	$–	$34,272,179
Purchased Options	–	29,164	–	29,164
Short Term Investments	88,311	–	–	88,311
Total	$34,360,490	$29,164	$–	$34,389,654

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$3,000	$–	$3,000
Futures Contracts	237,737	–	–	237,737
Credit Default Swap Contracts	–	78,220	–	78,220
Liabilities
Futures Contracts	(969)	–	–	(969)
Total	$236,768	$81,220	$–	$317,988

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Emerging Markets Debt Allocation Fund
Open-End Funds	$118,464,614	$–	$–	$118,464,614
Total	$118,464,614	$–	$–	$118,464,614

*	For detailed Industry/Country descriptions, see accompanying Statements of Investments.
**	Other financial instruments are derivative instruments not reflected in the Statements of Investments. The derivatives shown in this table are reported at their unrealized appreciation/ (depreciation) at measurement date, which represents the change in the contract’s value.

There were no transfers between Levels 1 and 2 during the period. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of May 31, 2015	Accrued discount/(premium)		Realized Gain/(Loss)		Change in Unrealized Appreciation/(Depreciation)	Sales Proceeds		Balance as of February 29, 2016	Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at February 29, 2016
Stone Harbor Emerging Markets
Bank Loans	$218,719	$		$		$(93,736)	$		$124,983	$(93,736)
Credit Linked Notes	22,967,945		2,882,963		(76,429)	(4,198,102)		(787,489)	20,788,888	(4,198,102)
Total	$23,186,664		$2,882,963		$(76,429)	$(4,291,838)		$(787,489)	$20,913,871	$(4,291,838)

All level 3 investments have values determined utilizing third party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Funds may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3). On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board, which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Dividend income received from underlying affiliated funds is generally reinvested back into the underlying fund. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Funds may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of a Fund is included on the Statement of Investments.

Loan Participations and Assignments: The Funds may invest in loans arranged through private negotiation between one or more financial institutions. The Funds’ investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. Some senior loans, such as bank loans, may be illiquid and generally tend to be less liquid than many other debt securities.

The Funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Funds’ Schedules of Investments.

The Funds assume the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Funds and the borrower. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Loans may not be considered “securities”, and purchasers, such as the Funds, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Inflation‐Indexed Bonds: Certain Funds may invest in inflation indexed bonds. Inflation‐indexed bonds are fixed‐income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation‐indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation.

Mortgage-Related and Other Asset-Backed Securities: Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

U.S. Government Agencies or Government-Sponsored Enterprises: Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Forward Commitments: Certain Funds may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when-issued,” “delayed-delivery,” “forward commitment,” or “To Be Announced (“TBA”) transactions”) consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery. A Fund will not engage in these transactions for investment leverage.

When-issued securities involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage‐backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage‐backed securities but can extend the settlement or roll the transaction. Regulatory developments may limit the ability of a Fund to engage in TBA transactions to the extent desired.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities. The contract is adjusted to market value daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Credit and Market Risk: The Funds invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

2. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors, among others:

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk. Foreign exchange risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

The Funds’ use of derivatives can result in losses due to unanticipated changes in these risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows a Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type bellow in the notes that follow.

Derivatives are also subject to the risk of possible regulatory changes, which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns.

Forward Foreign Currency Contracts. The Funds may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Futures Contracts: Certain Funds may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non‐hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures contract transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange‐traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange‐traded and the exchange’s clearinghouse, as counterparty to all exchange‐traded futures contracts, guarantees the futures contracts against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its broker a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Swap Agreements: The Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked‐to‐market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”). Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. OTC swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). Generally, the basis of the OTC swaps is the unamortized premium received or paid. The periodic swap payments received or made by the Fund are recorded as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

Credit Default Swap Contracts: The Funds may enter into credit default swap contracts for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Interest Rate Swap Contracts: Interest rate swap contracts involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

3. AFFILIATED COMPANIES

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the 1940 Act, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares and value of investments in affiliated companies for the period ended February 29, 2016 were as follows:

Stone Harbor Strategic Income Fund
Security Name	Share Balance June 1, 2015	Purchases	Sales	Share Balance February 29, 2016	Dividend Income	Realized Loss	Market Value February 29, 2016
Stone Harbor Emerging Markets Debt Fund	969,132	108,656	341,058	736,730	$399,824	$(231,029)	$7,050,509
Stone Harbor High Yield Bond Fund	1,569,300	199,536	188,542	1,580,294	567,030	(196,688)	11,947,020
Stone Harbor Investment Grade Fund	952,172	607,662	63,786	1,496,048	275,102	(16,372)	15,274,650
					$1,241,956	$(444,089)	$34,272,179

Stone Harbor Emerging Markets Debt Allocation Fund
Security Name	Share Balance June 1, 2015	Purchases	Sales	Share Balance February 29, 2016	Dividend Income	Realized Loss	Market Value February 29, 2016
Stone Harbor Emerging Markets Debt Fund	3,994,289	2,975,547	891,328	6,078,508	$2,878,681	$(1,761,896)	$58,171,321
Stone Harbor Local Markets Fund	5,205,538	3,887,167	844,649	8,248,056	-	(1,157,247)	60,293,293
					$2,878,681	$(2,919,143)	$118,464,614

4. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS (TAX BASIS)

At February 29, 2016 the aggregate gross unrealized appreciation and depreciation of investments for federal income purposes were as follows:

Stone Harbor Emerging Markets Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$16,778,391
Gross depreciation on investments (excess of tax cost over value)	(130,109,952)
Net unrealized depreciation	$(113,331,561)
Cost of investments for income tax purposes	$1,623,048,568

Stone Harbor High Yield Bond Fund
Gross appreciation on investments (excess of value over tax cost)	$3,204,823
Gross depreciation on investments (excess of tax cost over value)	(30,423,141)
Net unrealized depreciation	$(27,218,318)
Cost of investments for income tax purposes	$279,681,070

Stone Harbor Local Markets Fund
Gross appreciation on investments (excess of value over tax cost)	$–
Gross depreciation on investments (excess of tax cost over value)	(265,623,765)
Net unrealized depreciation	$(265,623,765)
Cost of investments for income tax purposes	$998,156,655

Stone Harbor Emerging Markets Corporate Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$118,466
Gross depreciation on investments (excess of tax cost over value)	(970,194)
Net unrealized depreciation	$(851,728)
Cost of investments for income tax purposes	$17,554,951

Stone Harbor Investment Grade Fund
Gross appreciation on investments (excess of value over tax cost)	$171,730
Gross depreciation on investments (excess of tax cost over value)	(234,868)
Net unrealized depreciation	$(63,138)
Cost of investments for income tax purposes	$15,343,306

Stone Harbor Strategic Income Fund
Gross appreciation on investments (excess of value over tax cost)	$85,122
Gross depreciation on investments (excess of tax cost over value)	(3,294,865)
Net unrealized depreciation	$(3,209,743)
Cost of investments for income tax purposes	$37,599,397

Stone Harbor Emerging Markets Debt Allocation Fund
Gross appreciation on investments (excess of value over tax cost)	$–
Gross depreciation on investments (excess of tax cost over value)	(14,300,514)
Net unrealized depreciation	$(14,300,514)
Cost of investments for income tax purposes	$132,765,128

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this Report.

(b)	There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Investment Funds

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/ Principal Executive Officer

Date:	April 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/ Principal Executive Officer

Date:	April 28, 2016

By:	/s/ Thomas M. Reynolds
Thomas M. Reynolds
Principal Financial Officer/ Principal Accounting Officer

Date:	April 28, 2016